UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Diversified Income Trust

Semiannual report
3 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 8, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

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Bill, what was the fund’s investment environment like during the reporting period?

For much of the period, the environment was generally favorable for corporate and mortgage credit, and risk assets overall. The U.S. Federal Reserve [Fed] followed its August 2019 interest-rate cut with additional reductions in September and October. Sentiment toward global trade improved as the United States and China agreed to cooperate on an initial round of trade measures. And uncertainty over Brexit was alleviated when U.K. Prime Minister Boris Johnson’s Conservative party won a parliamentary majority.

The market environment changed dramatically in late February. Rapidly growing concerns about the economic impact of the corona-virus outbreak sparked a global sell-off in risk assets. The sharp turn in sentiment reverberated across markets, as global equities fell, developed-market government-bond yields declined, and credit spreads widened. A dispute between Russia and Saudi Arabia over oil production levels further unnerved investors. Due to heightened oil market uncertainty, U.S. crude prices dropped more than 66% during

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Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

the first calendar quarter of 2020 to $20.48 per barrel on March 31. The rapid decline in oil prices added considerable pressure across corporate supply chains.

An escalating economic crisis elicited unprecedented measures from policy makers. The Trump administration signed a $2 trillion stimulus package into law — the largest economic relief package in U.S. history. The Fed quickly unveiled six new lending facilities designed to help corporations facing a cash flow crisis avoid defaulting on their debt. These programs also provide support for money market funds and commercial debt markets. Dozens of other central banks across Europe, Asia, and elsewhere also announced emergency stimulus measures. Markets that were most directly influenced by this policy support stabilized during the final week of the quarter. Investors were hopeful that massive government stimulus programs would help reduce the severity and duration of an economic recession.

A flight-to-safety pushed the yields on U.S. Treasuries lower. The benchmark 10-year U.S. Treasury yield plunged to a closing low of 0.54% on March 9, 2020, and ended the six-month period at 0.70%, after beginning the period at 1.65%. The spreads on investment-grade bonds, or the risk premiums investors demand to hold these securities rather than U.S. Treasuries, widened to levels not seen since the financial crisis.

Which holdings and strategies hampered the fund’s performance?

Mortgage-credit investments were the biggest detractor for the period. Our exposure to commercial mortgage-backed securities [CMBS] — both cash bonds and synthetic exposure to the BBB-rated tranche within CMBX — performed poorly as spreads widened substantially. [Bond prices fall as spreads widen and rise as spreads tighten.] CMBX is an index that references a basket of CMBS issued in a particular year. Investors became increasingly

4 Diversified Income Trust

concerned that the escalating coronavirus pandemic could severely impact cash flows in various segments of the market, particularly retail and lodging. Public health policies that curtail shopping and travel for millions of people have been constraining the revenues for many malls and travel destinations.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRTs] struggled amid growing uncertainty about the effect of mortgage-payment forbearance on CRT cash flows.

Our corporate-credit holdings also worked against performance this period. As market sentiment soured, high-yield bond prices fell and spreads more than doubled, ending the period at about 9.6 percentage points over U.S. Treasuries. This was the highest spread level since early 2016 and was well above the 20-year average of 6.1 percentage points.

Smaller allocations to convertible securities and investment-grade credit holdings modestly detracted, as spreads also widened in those markets.

It was a similar story with emerging-market debt, as our positions in Mexico, Argentina, and Egypt were further notable detractors. The sector declined along with other risk assets.

Strategies targeting prepayment risk also dampened performance this period. Lower interest rates and indiscriminate selling by investors proved to be material headwinds for our positions in agency interest-only collateralized mortgage obligations [IO CMOs], inverse IO securities, and reverse-mortgage IOs. The negative result here was partially offset by favorable tactical mortgage basis positioning. Mortgage basis is a strategy that seeks to exploit the yield differential between current-coupon

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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30-year agency pass-throughs and 30-year U.S. Treasuries.

How did the fund’s interest-rate and yield-curve positioning fare during the period?

Our strategy here was the lone contributor for the period. During the fourth quarter of 2019, we shifted the portfolio’s duration to close to zero, then moved it to modestly positive during the first quarter of 2020. This positioning aided results as rates fell sharply across the curve during the latter part of the period.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

What is your near-term outlook?

As the period concluded, the number of coronavirus infections was still rising worldwide. We think greater clarity regarding the trajectory of coronavirus infections and deaths is needed before the economic effects can be more clearly assessed. We will continue to monitor the impact of the pandemic on global supply chains and demand dynamics.

Given the overwhelming policy responses and dramatic actions by the Fed, we think U.S. Treasury yields will remain low across the curve for an extended period. We also believe low oil prices will exert significant disinflationary pressure on the economy.

We plan to take a cautious approach to increasing portfolio risk over the near term. That said, given the compelling valuations resulting from substantially wider yield spreads, we will

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Diversified Income Trust

seek to capitalize on what we believe are attractive investment opportunities once markets show signs of stabilizing.

How was the fund positioned going forward?

Prior to March 31, 2020, we took steps to reduce risk in the portfolio on the view that volatility was likely to rise and valuations in certain sectors, particularly corporate credit, were becoming increasingly unattractive.

Reflecting the fund’s relatively cautious overall positioning, we continue to hold securities across sectors that have less price sensitivity to changes in yield spreads.

Within corporate credit, high yield remained the fund’s largest allocation. We also have modest allocations in investment-grade credit and convertible securities.

In CMBS, we continue to have exposure to CMBX tranches referencing bonds rated A and BBB-. In our view, hotel and retail properties will be negatively affected by the coronavirus and the public health measures intended to contain its spread. However, the portfolio’s CMBS exposure is diversified by property type, and we believe CMBX continues to offer the fund a unique investment opportunity.

Within prepayment-sensitive areas of the market, we plan to maintain the fund’s positions in agency IO CMOs and inverse IOs backed by more seasoned loans. We believe this segment of these markets will have less sensitivity to refinancing risk in a low-interest-rate environment.

Thanks for your time and for bringing us up to date, Bill.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/3/88)
Before sales charge	5.56%	34.30%	2.99%	3.90%	0.77%	–0.69%	–0.23%	–7.75%	–11.41%
After sales charge	5.43	28.93	2.57	–0.26	–0.05	–4.66	–1.58	–11.44	–14.95
Class B (3/1/93)
Before CDSC	5.35	26.44	2.37	–0.08	–0.02	–3.08	–1.04	–8.55	–11.86
After CDSC	5.35	26.44	2.37	–1.69	–0.34	–5.65	–1.92	–12.96	–16.20
Class C (2/1/99)
Before CDSC	5.31	24.58	2.22	0.01	0.00	–3.01	–1.01	–8.47	–11.82
After CDSC	5.31	24.58	2.22	0.01	0.00	–3.01	–1.01	–9.36	–12.69
Class M (12/1/94)
Before sales charge	5.27	30.91	2.73	2.59	0.51	–1.60	–0.54	–8.11	–11.60
After sales charge	5.16	26.65	2.39	–0.74	–0.15	–4.80	–1.63	–11.10	–14.48
Class R (12/1/03)
Net asset value	5.28	30.78	2.72	2.47	0.49	–1.64	–0.55	–8.08	–11.67
Class R6 (11/1/13)
Net asset value	5.76	38.31	3.30	5.59	1.09	0.19	0.06	–7.51	–11.37
Class Y (7/1/96)
Net asset value	5.75	37.60	3.24	5.21	1.02	0.02	0.01	–7.47	–11.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Diversified Income Trust 9

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	—*	6.90%	0.67%	6.26%	1.22%	5.69%	1.86%	2.38%	1.13%
Lipper Alternative
Credit Focus Funds	4.98%	16.75	1.43	2.67	0.46	–1.98	–0.74	–6.83	–9.51
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 132, 128, 119, 90, 26, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/20
Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.138		$0.113	$0.113	$0.131		$0.131	$0.150	$0.146
Capital gains	—		—	—	—		—	—	—
Total	$0.138		$0.113	$0.113	$0.131		$0.131	$0.150	$0.146
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/19	$6.99	$7.28	$6.91	$6.85	$6.84	$7.07	$6.89	$6.92	$6.91
3/31/20	6.07	6.32	5.99	5.94	5.93	6.13	5.97	6.00	6.00
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.55%	4.37%	3.81%	3.84%	4.45%	4.31%	4.42%	5.00%	5.00%
Current 30-day
SEC yield[2]	N/A	4.35	3.73	3.73	N/A	4.12	4.27	4.89	4.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Diversified Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/19	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%
Annualized expense ratio for the
six-month period ended 3/31/20	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$4.62	$8.14	$8.14	$5.79	$5.79	$3.02	$3.44
Ending value (after expenses)	$885.90	$881.40	$881.80	$884.00	$883.30	$886.30	$887.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$4.95	$8.72	$8.72	$6.21	$6.21	$3.23	$3.69
Ending value (after expenses)	$1,020.10	$1,016.35	$1,016.35	$1,018.85	$1,018.85	$1,021.80	$1,021.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Diversified Income Trust

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 17

The fund’s portfolio 3/31/20 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (124.5%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$161,922	$189,252
5.00%, 3/20/50	40,000	44,370
4.50%, TBA, 4/1/50	25,000,000	26,503,905
4.00%, TBA, 4/1/50	63,000,000	66,927,659
3.50%, TBA, 4/1/50	1,000,000	1,054,453
3.50%, with due dates from 9/20/49 to 11/20/49	157,764	170,097
3.00%, 11/20/49 [i]	2,889,956	3,073,187
		97,962,923
U.S. Government Agency Mortgage Obligations (121.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.00%, 7/1/49 ##	433,320	441,513
3.00%, 7/1/49 ##	642,370	654,514
Federal National Mortgage Association Pass-Through Certificates
3.50%, 9/1/49 ##	1,000,000	1,057,453
3.00%, 9/1/49 ##	199,600	209,278
Uniform Mortgage-Backed Securities
5.50%, TBA, 4/1/50	23,000,000	25,183,204
5.00%, TBA, 4/1/50	8,000,000	8,633,125
4.50%, TBA, 4/1/50	2,000,000	2,150,313
4.00%, TBA, 4/1/50	367,000,000	391,600,450
3.50%, TBA, 4/1/50	462,000,000	488,420,625
3.00%, TBA, 4/1/50	818,000,000	857,366,250
2.50%, TBA, 4/1/50	2,234,000,000	2,313,935,201
		4,089,651,926
Total U.S. government and agency mortgage obligations (cost $4,114,590,252)		$4,187,614,849

	Principal
U.S. TREASURY OBLIGATIONS (0.7%)*	amount	Value
U.S. Treasury Bonds 2.75%, 11/15/47 [i]	$5,474,000	$7,267,228
U.S. Treasury Inflation Index Notes 1.125%, 1/15/21 [i]	577,705	574,037
U.S. Treasury Notes
2.625%, 5/15/21 [i]	165,000	171,168
2.50%, 1/15/22 [i]	646,000	675,238
2.375%, 12/31/20 [i]	294,000	300,840
2.25%, 11/15/25 [i]	1,061,000	1,173,296
2.25%, 7/31/21 [i]	1,078,000	1,111,396
2.125%, 12/31/22 [i]	1,857,000	1,960,101
2.125%, 9/30/21 [i]	1,944,000	1,997,654
2.125%, 1/31/21 [i]	1,792,000	1,829,391
2.00%, 8/15/25 [i]	300,000	325,149
2.00%, 2/15/25 [i]	18,000	19,424
1.75%, 2/28/22 [i]	1,706,000	1,756,276
1.75%, 10/31/20 [i]	989,000	1,005,900
1.625%, 9/30/26 [i]	3,792,000	4,052,700
1.625%, 5/15/26 [i]	167,000	178,996
1.50%, 10/31/24 [i]	367,000	388,007
Total U.S. treasury obligations (cost $24,786,801)		$24,786,801

18 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)*	amount	Value
Agency collateralized mortgage obligations (19.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 22.958%, 4/15/37	$156,020	$283,756
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	19,107,670	4,266,858
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 5.795%, 9/15/41	11,908,724	2,064,232
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.495%, 12/15/47	44,779,002	5,471,994
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.495%, 11/15/47	23,146,181	3,823,435
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.395%, 8/15/56	3,149,766	677,200
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.395%, 4/15/47	13,261,733	2,309,130
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.395%, 1/15/35	39,807,788	7,730,020
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.345%, 12/25/49	1,824,033	329,457
Strips IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
5.245%, 3/15/44	10,959,886	1,652,975
Strips IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
5.245%, 8/15/43	10,628,931	1,950,041
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	9,130,207	1,431,580
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	6,586,687	915,062
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	8,563,492	1,147,876
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	10,487,355	987,929
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	23,305,290	2,268,001
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	25,344,266	2,516,311
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	23,877,643	1,558,852
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	6,480,590	463,751
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	12,063,270	787,924
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	4,538,084	354,537
REMICs Ser. 4199, Class CI, IO, 3.50%, 12/15/37	13,697,858	240,328
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	27,625,687	1,909,819
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	15,745,782	1,130,075
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	6,950,247	236,200
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.375%, 7/25/43 W	8,338,607	83,386
REMICs Ser. 3314, PO, zero %, 11/15/36	8,404	8,396
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	31,675	28,507
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	1,734	1,665
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 21.096%, 3/25/36	434,008	748,344
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 14.933%, 11/25/34	104,729	126,126
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	12,039	1,154
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	15,090,443	3,104,385
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	17,455,056	3,804,172
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	25,626,001	5,266,861

Diversified Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 5.503%, 4/25/42	$6,330,417	$1,228,753
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	26,415	5,194
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	1,045,685	165,157
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	46,471,140	8,306,716
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	2,025,375	382,290
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 5.453%, 4/25/40	8,782,214	1,724,521
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.253%, 6/25/48	33,206,994	4,258,388
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.253%, 6/25/45	3,572,432	632,106
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.203%, 10/25/41	9,039,653	519,003
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.203%, 5/25/47	110,577	18,177
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 3/25/49	3,081,910	533,158
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 12/25/48	1,728,719	213,929
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 12/25/46	52,245,179	10,737,170
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 9/25/46	36,650,899	6,849,320
REMICs IFB Ser. 16-82, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.153%, 11/25/46	32,047	6,438
REMICs IFB Ser. 19-73, Class 73, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 12/25/49	2,592,973	334,529
REMICs IFB Ser. 19-57, Class KS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 10/25/49	6,133,919	915,836
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 8/25/49	2,994,250	431,847
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 8/25/49	35,480,682	5,696,487
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 7/25/49	39,149,101	5,336,080
REMICs IFB Ser. 19-38, Class 38, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.103%, 7/25/49	1,526,063	292,333
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 5.95%), 5.003%, 2/25/43	15,279	3,132
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	1,177,632	178,820
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	16,071,845	2,370,597
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 4.953%, 10/25/41	21,965,748	3,410,038
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	95,149	14,066
Interest Strip Ser. 366, Class 22, IO, 4.50%, 10/25/35	13,763	130
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	35,941,815	5,854,677
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	7,415,063	1,258,357
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	7,466,038	463,469
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	112,876	21,049

20 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 19-70, Class 70, IO, 4.00%, 12/25/49	$43,071,418	$1,911,510
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	21,486,138	1,489,192
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	14,036,840	947,487
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	8,901,208	634,705
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	2,791,055	296,335
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	15,384,546	1,624,916
REMICs Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	11,369,425	534,752
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	6,268,139	596,208
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	7,292,631	733,238
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	38,252,333	2,667,335
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	22,905,249	2,023,874
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	5,341,384	271,658
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	17,422,517	915,553
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	17,100,989	1,156,988
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	22,978,263	1,606,916
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	29,866,459	2,442,927
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	6,069,014	249,546
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	6,078,564	284,544
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	16,986,013	673,886
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	13,901,838	805,055
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	7,434,256	248,739
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	3,696,391	78,548
REMICs FRB Ser. 01-50, Class B1, IO, 0.377%, 10/25/41 W	133,898	575
Trust FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	5,653,071	45,711
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	26,109	23,825
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%),
5.977%, 1/20/43	35,294,994	7,594,046
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.58%),
5.807%, 6/20/40	1,781,842	367,791
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	15,830,061	3,955,918
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	6,481,714	1,364,399
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	8,413,858	1,518,167
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
5.477%, 8/20/48	48,295,198	6,961,991
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
5.477%, 7/20/48	33,097,876	4,910,144
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.427%, 8/20/48	45,174,657	7,394,143
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.427%, 7/20/48	38,250,514	6,367,640
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.427%, 6/20/48	29,055,511	4,255,861
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.427%, 5/20/48	30,421,966	4,474,132
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.427%, 10/20/43	38,371,125	7,180,542
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.395%, 7/16/43	7,690,269	1,345,797

Diversified Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 9/20/43	$6,804,557	$1,301,371
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 3/20/43	2,733,024	313,764
IFB Ser. 13-152, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 5/20/41	28,764,902	5,788,315
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.377%, 2/20/40	7,453,843	1,388,278
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 8/20/49	4,550,631	691,150
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 7/20/49	5,316,836	721,069
IFB Ser. 18-164, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 12/20/48	68,909,347	10,574,812
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 10/20/45	24,262,789	5,186,479
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 4/20/44	8,500,025	1,741,177
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 4/20/44	12,517,993	2,273,280
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 3/20/44	13,695,793	2,811,917
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 1/20/44	24,258,415	4,490,194
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.327%, 12/20/43	9,131,378	1,947,422
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 1/20/50	53,707,009	10,254,907
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 10/20/49	12,872,259	3,669,675
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 8/20/49	9,252,872	1,190,987
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 6/20/49	12,140,762	1,575,989
IFB Ser. 19-89, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 4/20/49	1,804,216	269,083
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 12/2/21	15,850,492	2,025,375
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	54,255,975	6,928,350
Ser. 18-37, IO, 5.00%, 3/20/48	19,335,660	2,808,399
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	10,408,266	1,863,445
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	8,452,526	1,468,626
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	15,895,071	2,761,769
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	15,270,665	1,880,797
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	26,886,747	4,730,750
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	3,521,945	651,422
Ser. 14-132, IO, 5.00%, 9/20/44	10,609,372	1,926,679
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	11,081,272	1,687,692
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	4,178,496	772,880
Ser. 12-146, IO, 5.00%, 12/20/42	7,538,985	1,375,865

22 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	$30,482,527	$5,586,389
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	9,558,095	1,771,869
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	46,151,788	8,510,080
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	28,767,282	5,142,152
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	2,083,852	380,961
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	14,502,659	2,501,709
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	12,887,391	2,386,896
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
4.827%, 8/20/44	21,361,471	3,634,941
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	4,847,584	604,651
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	13,946,516	2,244,887
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	7,232,072	627,439
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	18,427,402	2,943,280
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	11,695,448	1,948,879
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	12,762,756	1,753,906
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	10,648,745	931,624
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	2,592,268	230,271
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	15,308,420	2,800,571
Ser. 13-167, IO, 4.50%, 9/20/40	5,280,888	888,866
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	7,487,836	711,941
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	21,705,775	3,402,728
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	15,686,250	2,774,584
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	11,381,317	1,861,915
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	14,645,037	1,629,260
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	16,525,307	2,091,443
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	33,996,067	3,416,669
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	20,696,909	2,315,570
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	7,539,787	670,254
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	11,242,407	1,924,269
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	9,596,781	1,315,608
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	8,384,633	402,228
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	6,370,156	814,943
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	7,101,464	940,944
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	3,732,390	391,775
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	11,334,494	1,521,962
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	4,239,568	633,075
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	13,461,365	1,228,530
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	48,980,354	3,110,252
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	12,756,442	471,086
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	10,853,760	569,822
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	25,486,313	670,927
Ser. 16-79, IO, 3.50%, 6/20/46	20,378,266	1,477,424
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	20,695,663	1,317,999
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	32,528,456	2,624,253
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	35,339,286	2,418,706
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	7,384,770	236,440
Ser. 13-76, IO, 3.50%, 5/20/43	22,682,231	2,395,697
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	17,751,485	1,551,667

Diversified Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-28, IO, 3.50%, 2/20/43	$6,139,970	$613,278
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	14,461,968	1,373,887
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	14,189,755	1,339,229
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	6,312,708	583,925
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	27,483,178	3,648,062
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	20,185,863	2,987,394
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	6,925,716	236,044
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	11,898,870	773,426
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	16,899,501	1,167,570
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	18,818,262	690,580
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	24,971,127	1,912,364
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	16,175,718	842,107
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	20,524,562	1,090,981
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	11,680,954	494,971
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	5,997,523	256,482
Ser. 15-H10, Class BI, IO, 2.807%, 4/20/65 W	35,627,390	3,045,999
Ser. 15-H15, Class BI, IO, 2.721%, 6/20/65 W	70,135,928	5,819,038
Ser. 16-H17, Class KI, IO, 2.718%, 7/20/66 W	27,769,365	2,805,122
Ser. 15-H18, Class BI, IO, 2.644%, 7/20/65 W	40,008,826	3,208,708
Ser. 16-H23, Class NI, IO, 2.51%, 10/20/66 W	109,455,228	9,391,258
Ser. 17-H03, Class EI, IO, 2.483%, 1/20/67 W	29,771,714	4,051,484
Ser. 17-H16, Class JI, IO, 2.469%, 8/20/67 W	42,860,477	5,485,841
Ser. 17-H02, Class BI, IO, 2.466%, 1/20/67 W	24,718,385	2,582,256
Ser. 16-H22, Class AI, IO, 2.431%, 10/20/66 W	47,365,367	4,735,163
Ser. 17-H16, IO, 2.421%, 8/20/67 W	40,154,397	5,135,948
Ser. 17-H06, Class BI, IO, 2.409%, 2/20/67 W	57,361,962	6,115,175
Ser. 17-H18, Class FI, IO, 2.407%, 9/20/67 W	45,044,289	5,905,802
Ser. 16-H16, Class EI, IO, 2.403%, 6/20/66 W	41,360,762	3,403,991
Ser. 16-H04, Class HI, IO, 2.382%, 7/20/65 W	58,150,109	3,913,502
Ser. 18-H02, Class EI, IO, 2.375%, 1/20/68 W	86,788,385	10,089,150
Ser. 18-H01, IO, 2.375%, 12/20/67 W	29,509,896	3,180,843
Ser. 18-H02, Class HI, IO, 2.347%, 1/20/68 W	72,811,095	8,646,318
Ser. 15-H24, Class AI, IO, 2.347%, 9/20/65 W	34,629,718	2,909,000
Ser. 18-H01, Class XI, IO, 2.336%, 1/20/68 W	42,817,237	5,876,623
Ser. 18-H03, Class XI, IO, 2.319%, 2/20/68 W	101,564,038	9,760,304
Ser. 17-H11, Class TI, IO, 2.318%, 4/20/67 W	32,749,564	3,494,346
Ser. 17-H20, Class HI, IO, 2.303%, 10/20/67 W	40,956,181	4,972,572
Ser. 16-H24, Class JI, IO, 2.302%, 11/20/66 W	23,324,198	2,716,522
Ser. 17-H05, Class CI, IO, 2.27%, 2/20/67 W	33,597,489	3,984,259
Ser. 17-H06, Class MI, IO, 2.246%, 2/20/67 W	48,154,401	4,684,749
Ser. 15-H20, Class BI, IO, 2.215%, 8/20/65 W	47,043,191	3,645,848
Ser. 16-H08, Class AI, IO, 2.20%, 8/20/65 W	50,546,289	3,396,003
Ser. 17-H12, Class QI, IO, 2.169%, 5/20/67 W	52,044,934	5,440,778
Ser. 16-H27, Class EI, IO, 2.028%, 12/20/66 W	40,487,048	3,595,210
Ser. 15-H23, Class DI, IO, 1.929%, 9/20/65 W	35,921,080	2,949,516
Ser. 15-H12, Class AI, IO, 1.923%, 5/20/65 W	81,322,323	6,012,647
Ser. 15-H15, Class AI, IO, 1.888%, 6/20/65 W	45,494,691	3,403,003
Ser. 17-H11, Class DI, IO, 1.884%, 5/20/67 W	32,208,115	3,347,196

24 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 15-H08, Class CI, IO, 1.862%, 3/20/65 W	$60,486,508	$4,450,295
Ser. 18-H15, Class EI, IO, 1.857%, 8/20/68 W	78,948,706	5,289,563
Ser. 17-H06, Class DI, IO, 1.838%, 2/20/67 W	33,815,130	2,123,590
Ser. 17-H09, IO, 1.818%, 4/20/67 W	47,164,177	4,252,086
Ser. 15-H23, Class BI, IO, 1.81%, 9/20/65 W	69,675,958	4,410,488
Ser. 15-H03, Class CI, IO, 1.782%, 1/20/65 W	67,379,997	4,763,362
Ser. 14-H25, Class BI, IO, 1.755%, 12/20/64 W	47,891,812	3,385,567
Ser. 16-H14, IO, 1.745%, 6/20/66 W	47,980,014	3,222,386
Ser. 16-H18, IO, 1.719%, 8/20/66 W	52,199,128	3,466,596
Ser. 16-H12, Class AI, IO, 1.719%, 7/20/65 W	52,665,934	3,606,142
Ser. 17-H10, Class MI, IO, 1.715%, 4/20/67 W	93,963,512	6,840,544
Ser. 17-H08, Class NI, IO, 1.715%, 3/20/67 W	60,536,422	4,921,611
Ser. 16-H06, Class CI, IO, 1.656%, 2/20/66 W	43,453,287	2,771,668
Ser. 15-H01, Class BI, IO, 1.626%, 1/20/65 W	37,127,961	2,317,527
Ser. 17-H03, Class HI, IO, 1.562%, 1/20/67 W	77,014,017	4,831,398
Ser. 14-H06, Class BI, IO, 1.535%, 2/20/64 W	42,853,979	1,957,098
Ser. 12-H29, Class AI, IO, 1.506%, 10/20/62 W	22,871,814	691,872
Ser. 12-H29, Class FI, IO, 1.506%, 10/20/62 W	22,871,814	691,872
Ser. 18-H04, IO, 1.463%, 2/20/68 W	52,760,890	5,923,782
Ser. 18-H05, Class BI, IO, 1.364%, 2/20/68 W	81,336,478	9,455,366
Ser. 18-H05, Class AI, IO, 1.329%, 2/20/68 W	63,851,529	7,502,555
Ser. 06-36, Class OD, PO, zero %, 7/16/36	8,263	7,382
		641,247,184
Commercial mortgage-backed securities (5.9%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.482%, 11/10/42 W	5,406,396	4,865,756
FRB Ser. 05-1, Class C, 5.482%, 11/10/42 W	8,629,000	3,451,600
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.437%, 1/12/45 W	483,000	338,100
Ser. 05-PWR7, Class B, 5.117%, 2/11/41 W	116,423	115,259
Ser. 05-PWR7, Class C, 5.117%, 2/11/41 W	4,945,000	5,287,437
Ser. 05-PWR7, Class D, 5.117%, 2/11/41 W	4,190,000	3,771,000
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.749%, 3/11/39 (In default) † W	4,050,658	202,533
FRB Ser. 07-T28, Class D, 5.349%, 9/11/42 W	4,680,000	2,517,746
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.744%, 12/15/47 W	13,980,000	12,715,620
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	226,000	181,116
FRB Ser. 12-CR3, Class E, 4.752%, 10/15/45 W	7,769,000	5,826,750
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	7,803,677
FRB Ser. 13-CR9, Class D, 4.245%, 7/10/45 W	5,143,000	2,952,853
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.675%, 12/15/39 W	9,229,584	41,395
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	168,163	166,145
FRB Ser. 08-C1, Class AJ, 5.61%, 2/15/41 W	10,781,406	4,959,447

Diversified Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	$769,291	$771,898
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.771%, 4/15/50 W	6,587,000	5,491,917
Federal National Mortgage Association 144A Multifamily
Connecticut Avenue Securities Trust FRB Ser. 20-01, Class M10,
4.65%, 3/25/50	12,088,000	8,501,532
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D,
4.532%, 9/10/47 W	17,168,000	11,803,364
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.804%, 2/15/47 W	11,861,000	8,125,806
FRB Ser. 14-C18, Class E, 4.304%, 2/15/47 W	7,852,000	4,826,954
FRB Ser. 14-C25, Class D, 3.946%, 11/15/47 W	10,691,000	6,617,932
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	7,530,293
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.168%, 4/15/46 W	431,000	350,766
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	8,821,730
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.395%, 12/15/49 W	570,266	6
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.353%, 8/15/46 W	650,000	337,587
FRB Ser. 13-C10, Class F, 4.083%, 7/15/46 W	254,000	179,713
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	5,074,541
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	5,559,616	1,111,924
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	3,862,129	3,807,750
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E,
5.419%, 3/15/45 W	7,066,000	5,185,737
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	4,414,162	106,823
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.888%, 5/10/63 W	6,847,000	1,224,490
Ser. 13-C6, Class E, 3.50%, 4/10/46	8,520,000	5,796,386
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.283%, 7/15/46 W	14,132,111	10,234,308
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	6,777,064
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	5,788,878
FRB Ser. 12-C9, Class E, 4.811%, 11/15/45 W	5,985,000	4,408,563
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	22,811,996	14,395,590
FRB Ser. 12-C10, Class D, 4.429%, 12/15/45 W	21,439,000	17,025,370
		199,493,356
Residential mortgage-backed securities (non-agency) (8.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 1.817%, 5/25/47	9,241,476	4,686,532
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 3.76%, 11/27/36 W	9,087,435	7,269,948
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 4.253%, 9/25/35 W	2,534,782	2,148,799
FRB Ser. 05-8, Class 21A1, 3.762%, 10/25/35 W	98,055	82,978

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1,
(1 Month US LIBOR + 0.23%), 1.177%, 9/25/46	$5,376,185	$5,187,518
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 5.697%,
10/25/27 (Bermuda)	2,376,000	1,646,288
FRB Ser. 19-4A, Class B1, (1 Month US LIBOR + 3.85%), 4.797%,
10/25/29 (Bermuda)	3,034,000	2,060,082
FRB Ser. 18-2A, Class B1, (1 Month US LIBOR + 2.65%), 3.597%,
8/25/28 (Bermuda)	730,000	572,045
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
1.127%, 11/25/47	3,764,388	2,823,910
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
1.297%, 3/25/37	10,042,683	8,156,897
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%),
1.127%, 3/25/37	1,385,872	1,105,672
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.926%, 8/25/46	3,727,334	3,185,462
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.906%, 6/25/46	8,955,350	7,328,023
FRB Ser. 06-OA7, Class 1A1, 2.852%, 6/25/46 W	2,719,030	2,102,626
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
1.297%, 9/25/35	889,585	730,229
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	3,373,301	3,204,637
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	5,831,224	4,548,355
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	11,935,494	9,755,254
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.103%, 11/20/35	16,452,025	13,378,125
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4,
Class A2, (1 Month US LIBOR + 0.19%), 1.137%, 12/25/36	10,177,455	5,339,347
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR
+ 2.85%), 4.926%, 1/25/30	686,000	424,416
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 11.447%, 5/25/28	6,319,569	4,124,310
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 10.947%, 7/25/28	2,094,768	1,351,351
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 10.297%, 4/25/28	10,616,412	6,875,437
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 8.497%, 12/25/27	11,187,197	7,280,533
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 6.097%, 10/25/29	1,935,000	1,044,978
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 6.097%, 11/25/28	2,950,000	2,831,060
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
(1 Month US LIBOR + 4.95%), 5.897%, 7/25/29	3,062,000	1,672,141

Diversified Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 5.697%, 10/25/24	$670,343	$650,214
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1,
(1 Month US LIBOR + 4.45%), 5.397%, 3/25/30	1,590,000	820,611
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 4.797%, 3/25/29	3,145,000	2,990,559
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	1,710,000	1,473,194
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M3,
(1 Month US LIBOR + 3.80%), 4.747%, 3/25/25	540,986	515,618
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1,
(1 Month US LIBOR + 3.15%), 4.097%, 7/25/30	1,547,000	749,662
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 9/25/30	2,298,998	1,949,766
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2,
(1 Month US LIBOR + 12.25%), 13.197%, 2/25/49	570,000	228,951
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(1 Month US LIBOR + 11.25%), 12.197%, 4/25/49	1,150,000	453,682
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.947%, 10/25/48	2,435,000	1,413,834
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(1 Month US LIBOR + 10.75%), 11.697%, 1/25/49	2,342,000	1,343,154
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 11.447%, 3/25/49	2,996,000	1,700,824
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 9.097%, 7/25/49	1,763,000	931,081
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(1 Month US LIBOR + 7.75%), 8.697%, 9/25/48	2,911,000	1,053,258
Structured Agency Credit Risk Trust FRB Ser. 19-FTR3,
Class FTR3, (1 Month US LIBOR + 4.80%), 6.427%, 9/25/47	1,290,000	476,037
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1,
(1 Month US LIBOR + 4.35%), 5.297%, 3/25/49	880,000	416,580
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 5.197%, 10/25/48	1,753,000	878,451
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	5,008,000	3,875,535
Seasoned Credit Risk Transfer Trust Ser. 19-1, Class M,
4.75%, 7/25/58 W	1,850,000	1,603,723
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 4.647%, 12/25/30	6,635,000	3,185,830
Structured Agency Credit Risk Debt FRN Ser. 19-HQA3, Class B1,
(1 Month US LIBOR + 3.00%), 3.947%, 9/25/49	1,146,000	510,591
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.597%, 1/25/49	202,000	177,758
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	149,128	114,147
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 3.297%, 2/25/49	56,585	47,362

28 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 10/25/48	$644,400	$529,706
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 3.097%, 12/25/30	464,000	382,326
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 13.197%, 9/25/28	14,125,493	9,306,834
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 12.697%, 10/25/28	7,712,152	5,029,601
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 12.697%, 8/25/28	5,436,843	3,570,666
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 11.697%, 1/25/29	444,850	282,178
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
(1 Month US LIBOR + 10.25%), 11.197%, 1/25/29	995,639	554,777
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(1 Month US LIBOR + 9.25%), 10.197%, 4/25/29	3,122,129	1,639,646
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.847%, 10/25/28	714,638	700,743
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.647%, 4/25/28	19,897,964	19,644,496
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 6.447%, 9/25/29	18,272,300	10,267,428
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 6.247%, 10/25/28	2,420,320	2,356,293
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	10,447,486	9,924,388
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	607,594	550,751
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 5.797%, 10/25/29	4,947,000	2,723,843
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 5.497%, 2/25/25	2,240,682	2,082,148
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1,
(1 Month US LIBOR + 4.50%), 5.447%, 12/25/30	385,000	195,820
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 5.397%, 5/25/30	1,200,000	630,765
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 5.397%, 2/25/30	3,018,000	1,623,684
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 5.397%, 1/25/29	94,459	90,153
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 5.247%, 2/25/25	175,358	170,020
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 5.197%, 1/25/31	425,000	213,436
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1,
(1 Month US LIBOR + 4.10%), 5.047%, 3/25/31	1,624,000	804,007
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2B1,
(1 Month US LIBOR + 4.00%), 4.947%, 8/25/30	2,208,000	1,127,823
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/30	1,626,000	843,714

Diversified Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	$575,590	$556,500
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	1,409,481	1,284,593
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1,
(1 Month US LIBOR + 3.75%), 4.697%, 3/25/31	1,245,000	611,423
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1,
(1 Month US LIBOR + 3.75%), 4.697%, 10/25/30	500,000	248,022
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 4.547%, 1/25/30	1,140,000	601,534
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 4.497%, 7/25/30	7,218,000	3,511,290
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 3.747%, 2/25/30	4,769,398	3,831,354
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 3.447%, 5/25/30	1,558,480	1,245,055
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 3.197%, 7/25/30	82,000	70,629
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 3.147%, 8/25/30	2,132,505	1,776,543
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.047%, 3/25/31	1,067,912	897,031
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class B1,
(1 Month US LIBOR + 9.25%), 10.197%, 11/25/39	8,200,000	4,264,000
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1B1, (1 Month US LIBOR + 6.75%), 6.75%, 2/25/40	1,645,000	953,394
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 6.697%, 7/25/29	4,084,000	2,329,395
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1,
(1 Month US LIBOR + 5.25%), 6.197%, 6/25/39	4,367,000	1,990,002
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2B1,
(1 Month US LIBOR + 3.75%), 4.697%, 9/25/39	4,134,000	1,749,227
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1,
(1 Month US LIBOR + 3.00%), 4.661%, 1/25/40	1,483,000	600,931
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1,
(1 Month US LIBOR + 3.25%), 4.197%, 1/25/40	4,865,000	2,619,925
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 3.397%, 7/25/31	785,882	606,112
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 1.127%, 5/25/36	10,920,091	3,738,088
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 1.257%, 5/25/37	6,641,949	5,181,494
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 1.27%, 5/19/35	20,208,657	10,115,461
Home Re, Ltd. 144A FRB Ser. 19-1, Class M2, (1 Month US LIBOR
+ 3.25%), 4.197%, 5/25/29 (Bermuda)	2,000,000	1,440,000
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 1.147%, 6/25/37	5,107,798	2,179,611
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 3.065%, 2/26/37	227,848	194,736

30 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (33.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 3.797%, 7/25/28 (Bermuda)	$17,300,000	$12,915,941
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 5.297%,
7/25/29 (Bermuda)	383,000	261,478
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 4.447%,
7/25/29 (Bermuda)	317,000	214,704
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.947%, 4/25/27 (Bermuda)	1,639,241	1,504,008
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, (1 Month US LIBOR + 0.21%), 1.157%, 8/25/36	11,005,794	9,464,983
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.121%, 9/25/35 W	391,590	344,726
FRB Ser. 05-AR14, Class 1A2, 3.835%, 12/25/35 W	90,583	82,675
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
1.437%, 10/25/45	209,094	189,820
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5,
Class 1A1, 4.208%, 4/25/36 W	177,711	183,931
		291,481,237
Total mortgage-backed securities (cost $1,348,671,069)		$1,132,221,777

	Principal
CORPORATE BONDS AND NOTES (18.7%)*	amount	Value
Basic materials (2.2%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$190,000	$158,175
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,845,000	2,744,600
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,365,000	1,310,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	765,000	705,942
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	487,000	439,518
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	1,651,000	1,502,410
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,009,000	2,903,685
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	4,267,000	4,042,983
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	1,269,000	1,243,620
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	1,300,000	1,118,000
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	800,000	709,992
Cemex SAB de CV 144A company guaranty sr. notes 5.45%,
11/19/29 (Mexico)	1,330,000	1,085,280
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,675,000	1,394,438
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	640,000	489,504
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,139,000	948,218

Diversified Income Trust 31

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Basic materials cont.
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27		$2,915,000	$2,631,516
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		85,000	79,900
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)		1,400,000	1,191,750
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)		1,095,000	878,738
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)		1,119,000	1,001,505
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26		4,461,000	4,148,730
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27		1,892,000	1,814,617
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		2,830,000	2,646,050
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)		1,910,000	1,804,950
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22		857,000	797,010
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		593,000	524,805
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		2,158,000	1,861,275
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24		40,000	36,800
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)		298,000	248,088
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		1,351,000	1,148,350
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		1,190,000	904,222
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26		1,425,000	1,398,445
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30		494,000	439,660
OCI NV 144A company guaranty sr. notes 5.25%,
11/1/24 (Netherlands)		755,000	715,363
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		2,864,000	2,577,600
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26		1,390,000	1,212,776
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		4,086,000	4,882,770
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)		1,365,000	1,199,494
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
Ser. REGS, 6.50%, 10/1/26 (Netherlands)	EUR	400,000	348,129
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24		$1,985,000	1,929,602
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		2,765,000	2,359,205
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,090,000	2,049,219
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26		2,556,000	2,351,520
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		901,000	804,143

32 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26		$30,000	$27,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		2,064,000	1,862,760
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27		2,380,000	2,165,800
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30		2,775,000	2,601,285
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		2,345,000	2,309,121
			73,748,963
Capital goods (1.7%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27		3,649,000	3,357,080
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27		65,000	63,239
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		1,925,000	1,718,063
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡		1,500,000	1,288,350
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		865,000	860,675
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)		1,865,000	1,911,625
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		78,000	77,025
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27		45,000	46,490
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		45,000	45,450
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23		2,010,000	2,014,422
Berry Global, Inc. 144A notes 4.50%, 2/15/26		1,990,000	1,920,350
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29		735,000	683,550
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27		1,290,000	1,262,781
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26		1,965,000	2,013,536
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		2,765,000	2,834,125
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)		1,925,000	1,876,875
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		2,685,000	2,627,938
Grupo Antolin-Irausa SA company guaranty notes Ser. REGS,
3.25%, 4/30/24 (Spain)	EUR	500,000	354,224
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡		$2,590,000	1,902,304
Moog, Inc. 144A company guaranty sr. unsec. notes
4.25%, 12/15/27		785,000	708,463
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26		1,963,000	1,855,035
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27		1,820,000	1,587,768
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27		2,894,000	2,287,461

Diversified Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Capital goods cont.
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	$1,680,000	$1,570,800
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	2,275,000	2,010,531
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	3,518,000	3,475,485
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	1,791,000	1,723,838
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	1,360,000	1,135,600
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	2,380,000	2,278,851
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	4,134,000	4,118,498
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	2,930,000	2,629,675
Trivium Packaging Finance BV 144A company guaranty sr. unsec.
notes 8.50%, 8/15/27 (Netherlands)	1,195,000	1,200,975
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	2,656,000	2,464,237
		55,905,319
Communication services (2.0%)
Altice Financing SA 144A company guaranty sr. notes 5.00%,
1/15/28 (Luxembourg)	1,240,000	1,097,400
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	820,000	772,850
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	4,195,000	4,257,925
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	13,831,000	14,212,736
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	1,420,000	1,384,784
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	990,000	970,200
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	3,292,000	3,300,231
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	1,573,000	1,439,610
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	1,965,000	1,969,893
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,025,000	1,055,750
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	1,390,000	1,480,934
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	593,000	576,693
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	76,000	75,156
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	25,000	25,509
Front Range BidCo., Inc. 144A sr. notes 4.00%, 3/1/27	395,000	377,719
Front Range BidCo., Inc. 144A sr. unsec. notes 6.125%, 3/1/28	1,495,000	1,420,250
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	829,000	760,608
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	51,000	50,745
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	3,130,000	3,128,044

34 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27		$2,060,000	$2,047,435
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		1,032,000	1,178,751
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		2,175,000	2,461,665
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		4,624,000	5,075,210
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		1,795,000	1,850,106
Sprint Corp. 144A company guaranty sr. unsec. notes
7.25%, 2/1/28		870,000	874,350
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21		556,875	554,091
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		2,852,000	2,912,691
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		1,889,000	1,899,408
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		677,000	697,310
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		28,000	28,070
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		1,088,000	1,133,479
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		730,000	746,426
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		2,015,000	2,015,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		2,073,000	2,073,000
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4.50%, 1/15/25 (United Kingdom)	EUR	3,165,000	3,255,056
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	1,350,000	1,586,740
			68,745,825
Consumer cyclicals (3.2%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		$580,000	552,450
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		45,000	40,950
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		985,000	847,100
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27		965,000	796,125
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		40,000	34,696
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 4.875%,
2/15/30 (Canada)		585,000	444,425
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		965,000	945,700

Diversified Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		$6,000	$4,740
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	1,540,598
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		795,000	752,269
Codere Finance 2 Luxembourg SA company guaranty sr. notes
Ser. REGS, 6.75%, 11/1/21 (Luxembourg)	EUR	1,250,000	461,839
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26		$2,870,000	2,486,138
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		2,790,000	2,014,938
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26		1,336,000	1,085,527
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27		2,951,000	1,973,481
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)		1,985,000	1,627,700
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26		15,000	13,538
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,394,000	1,251,129
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27		2,028,000	1,759,290
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		1,660,000	1,386,100
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		940,000	918,850
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		3,035,000	3,019,825
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)		1,495,000	1,336,381
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		70,000	69,300
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,226,000	1,164,700
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		2,831,000	2,738,993
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		71,812	67,953
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		4,547,592	3,959,225
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		45,000	46,575
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,345,000	1,385,350
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		450,000	434,250
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28		385,000	365,750
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		2,705,000	2,671,999
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		1,402,000	1,359,940

36 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Consumer cyclicals cont.
JC Penney Corp., Inc. company guaranty sr. unsec. unsub. bonds
7.40%, 4/1/37	$1,361,000	$136,100
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	1,050,000	926,625
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	1,200,000	1,056,000
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	1,043,000	750,960
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	1,225,000	966,403
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,029,000	1,040,834
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	817,000	698,535
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	1,810,000	1,592,800
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	2,091,000	1,903,563
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	1,832,000	1,703,760
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	730,000	717,444
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	2,880,000	2,678,400
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	2,360,000	2,029,600
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	2,129,000	2,188,186
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	1,535,000	1,346,656
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	3,882,000	3,231,765
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	1,382,000	1,300,794
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	660,000	645,151
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,826,000	1,693,615
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	1,815,000	1,673,103
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	246,000	236,160
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	583,000	518,870
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	2,207,000	2,249,768
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,243,000	3,924,775
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	38,000	34,664
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	1,901,000	1,565,873
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	1,950,000	1,681,875
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,889,000	2,077,900

Diversified Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Consumer cyclicals cont.
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	$32,000	$33,040
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	1,495,000	934,375
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25	1,095,000	952,650
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	2,813,000	2,679,383
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	1,920,000	1,588,800
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	2,335,000	2,381,700
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,340,000	1,350,051
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	1,449,000	1,220,783
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	75,000	71,625
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	45,000	38,250
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	2,834,000	2,785,255
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	1,416,000	1,366,440
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	133,538
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	1,955,000	1,583,550
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	100,000	85,250
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	1,745,000	1,640,300
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	1,380,000	1,214,400
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,220,000	1,163,880
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	1,630,000	1,418,100
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,068,000	1,871,540
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	2,395,000	2,179,450
		106,820,363
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	1,635,000	1,577,775
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	1,351,000	1,248,189
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	685,000	650,750
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	580,000	578,551
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,405,000	2,392,975
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	1,345,000	1,139,289
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	165,000	170,561

38 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Consumer staples cont.
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26		$30,000	$30,300
Europcar Mobility Group notes Ser. REGS, 4.125%,
11/15/24 (France)	EUR	843,000	413,736
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27		$45,000	45,414
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		1,386,000	706,860
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		3,633,000	2,288,391
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		2,987,000	2,837,650
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		1,680,000	1,677,648
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		1,680,000	1,646,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		54,000	50,760
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35		1,723,000	1,713,021
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26		2,968,000	2,883,640
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,799,000	1,830,266
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		22,000	21,670
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		4,067,000	3,883,985
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29		1,055,000	1,149,634
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25		715,000	755,040
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		1,595,000	1,642,850
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		2,335,000	2,494,948
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		50,000	51,883
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		575,000	583,712
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		730,000	716,712
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28		390,000	386,217
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		935,000	878,900
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25		370,000	388,500
			36,836,227
Energy (3.0%)
Aker BP ASA 144A sr. unsec. notes 6.00%, 7/1/22 (Norway)		2,750,000	2,475,000
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)		2,095,000	1,566,403
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21		2,334,000	1,697,985
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22		56,000	29,120
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26		2,079,000	1,600,830
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22		74,000	43,290
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)		1,531,000	733,486
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25		89,000	74,549

Diversified Income Trust 39

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Energy cont.
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	$5,640,000	$5,008,933
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	954,000	620,100
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	899,000	485,460
Denbury Resources, Inc. 144A company guaranty notes
9.25%, 3/31/22	302,000	72,480
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	4,805,000	1,405,463
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	2,489,000	1,835,137
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	3,176,000	2,159,680
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	5,627,000	2,785,365
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	4,186,000	2,955,588
Hess Midstream Operations LP 144A sr. unsec. notes
5.125%, 6/15/28	1,054,000	740,751
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	975,000	816,563
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	1,161,000	766,260
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	58,000	26,753
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,802,000	1,139,766
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	642,000	317,225
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	3,067,000	674,740
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	2,455,000	785,600
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	965,000	328,100
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	130,000	88,508
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	1,005,000	251,351
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	735,000	66,150
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	929,000	183,478
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	1,657,000	265,120
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	6,941,000	7,112,998
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	4,451,000	4,345,289
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	23,947,000	23,707,530
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	3,006,000	2,863,216
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	3,525,000	3,313,500

40 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	$1,537,000	$92,220
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	4,617,000	323,190
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	24,565,000	1,473,900
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	2,660,000	1,966,810
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	8,180,000	5,644,200
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	1,135,000	821,195
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5.95%, 1/28/31 (Mexico)	9,697,000	6,725,063
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	1,713,000	565,290
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	1,655,000	1,507,095
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	2,955,000	860,097
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	1,571,000	518,430
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	1,480,000	444,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	2,924,000	1,520,480
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	560,000	450,800
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	40,000	34,100
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	52,394
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	575,000	444,130
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	893,450	723,694
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	1,453,000	1,176,930
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	904,000	83,620
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	580,000	487,200
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	317,000	232,995
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,743,000	993,510
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	35,000	19,005
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	1,674,000	920,700
		101,422,815
Financials (2.5%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	1,830,000	1,537,200
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	1,490,000	1,395,236
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	5,676,000	6,576,781
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	60,000	58,692

Diversified Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Financials cont.
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		$1,221,000	$1,428,570
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity		1,350,000	1,424,250
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		2,180,000	2,081,900
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		1,087,000	1,059,825
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		781,000	757,570
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		1,645,000	1,596,111
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		2,735,000	2,846,108
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.625%, 3/15/26		40,000	37,988
Credit Acceptance Corp. 144A sr. unsec. notes 5.125%, 12/31/24		965,000	878,150
Credit Suisse Group AG 144A jr. unsec. sub. FRB 5.10%, perpetual
maturity (Switzerland)		755,000	583,238
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		905,000	851,831
Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31		3,250,000	3,781,180
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,223,000	1,422,887
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		1,140,000	957,600
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		1,155,000	1,251,951
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		886,000	713,753
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		1,735,000	1,604,875
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		56,000	49,638
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)		1,925,000	1,794,485
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		120,000	115,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26		910,000	859,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27		1,155,000	1,066,931
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24		1,115,000	1,025,477
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		1,370,000	1,173,063
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		2,580,000	2,167,200
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		2,671,000	2,196,630
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		750,000	691,875
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		950,000	750,500
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	100,000	213,538
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		$4,036,000	3,874,560
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		935,000	1,155,894
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		680,000	578,000

42 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.		amount	Value
Financials cont.
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	1,075,000	$1,177,818
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		$25,000	22,688
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		1,570,000	1,534,676
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27		980,000	833,000
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		2,185,000	1,835,400
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		1,370,000	1,280,101
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		2,445,000	3,123,488
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,430,000	1,311,138
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)		1,580,000	1,621,621
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		1,045,000	1,034,550
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		1,408,000	1,418,025
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29		145,000	132,675
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		2,020,000	1,777,600
Stearns Holdings, LLC/Stearns Co-Issuer, Inc. 144A notes
5.00%, 11/5/24		26,576	17,407
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		920,000	821,482
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		2,667,000	2,006,918
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		1,400,000	1,326,455
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		10,740,000	10,659,450
			82,493,729
Health care (1.6%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		2,444,000	2,553,980
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	1,145,000	1,205,374
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$1,220,000	1,232,566
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30		35,000	33,095
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		1,715,000	1,779,827
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		855,000	877,572
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		3,185,000	3,137,225
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28		35,000	33,135

Diversified Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	$1,985,000	$2,022,199
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	34,000	34,340
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	74,000	74,370
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	2,620,000	2,633,100
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	835,000	851,700
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	955,000	959,775
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	950,000	978,604
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	4,519,000	4,290,226
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	1,380,000	1,035,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	915,000	869,250
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28	1,495,000	1,576,256
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	1,642,000	1,722,078
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	3,915,000	4,032,450
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	45,000	40,825
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,367,000	1,363,583
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	1,175,000	1,145,625
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	395,000	385,125
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	2,545,000	2,595,900
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	600,000	600,000
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	2,792,000	2,840,860
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	1,135,000	1,083,925
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	900,000	877,500
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	3,855,000	3,671,888
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	4,236,000	4,034,791
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	1,520,000	1,447,800
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,890,000	1,856,906
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	795,000	787,050
		54,663,900
Technology (0.6%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	54,918
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	545,000	551,540
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	7,040,000	7,265,855
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	2,271,000	2,344,808
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	45,000	46,800

44 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.7%)* cont.	amount	Value
Technology cont.
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	$1,378,000	$1,122,209
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	5,398,000	3,927,046
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	645,000	674,187
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	1,172,000	1,221,811
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	1,485,000	1,358,864
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	2,810,000	2,360,400
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	630,000	639,450
		21,567,888
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	3,638,000	3,547,050
		3,547,050
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	3,414,000	3,328,650
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	810,000	812,009
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	41,000	39,565
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	40,000	39,200
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	924,000	618,803
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	509,000	417,227
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	785,000	643,700
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,105,000	1,049,750
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	1,620,000	1,570,185
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	2,495,000	2,796,347
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	62,000	64,945
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	413,000	429,520
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	2,235,000	2,279,700
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,265,000	1,279,841
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,904,000	2,870,258
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	709,000	730,270
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	999,000	1,037,712
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	60,000	60,900
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	830,000	735,886
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	485,000	455,821
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	52,000	53,625
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	2,863,000	2,948,890
		24,262,804
Total corporate bonds and notes (cost $727,616,280)		$630,014,883

Diversified Income Trust 45

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (10.2%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)		$20,405,000	$5,764,617
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)		16,490,000	4,575,975
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		12,495,000	5,607,256
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		16,593,000	17,445,615
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		9,160,000	9,583,650
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		12,708,000	3,227,832
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		740,000	186,480
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 33.929%, 5/31/22 (Argentina)	ARS	99,370,000	834,361
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$12,315,000	3,128,010
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		10,597,000	2,696,937
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		20,752,000	8,197,040
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	97,314
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 7.45%,
4/30/44 (Dominican Republic)		2,550,000	2,371,500
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS,
5.875%, 1/30/60 (Dominican Republic)		7,888,000	6,614,656
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		2,690,000	2,690,000
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		5,272,000	5,482,880
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		11,318,000	11,091,640
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)		5,839,000	5,488,718
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		2,244,000	2,086,920
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
4/18/24 (Dominican Republic)		1,551,000	1,504,470
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)		7,440,000	6,993,600
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)		2,200,000	1,914,000
Ecuador (Republic of) 144A sr. unsec. notes 9.50%,
3/27/30 (Ecuador)		10,472,000	3,059,321
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%,
1/15/32 (Egypt)		11,840,000	9,486,918
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		3,011,000	2,666,822
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		7,155,000	6,395,139

46 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (10.2%)* cont.		amount	Value
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%,
1/15/32 (Egypt)		$6,810,000	$5,502,752
El Salvador (Republic of) sr. unsec. unsub. bonds Ser. REGS,
7.625%, 2/1/41 (El Salvador)		4,165,000	3,415,342
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)		2,898,000	2,535,750
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		4,150,000	3,641,625
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%,
2/14/30 (Indonesia)		6,607,000	6,408,572
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		2,705,000	2,934,893
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		21,200,000	22,126,864
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		3,055,000	3,826,174
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		12,420,000	12,885,936
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		5,860,000	5,852,734
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		23,275,000	20,307,438
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%,
12/31/32 (Ivory Coast)		10,371,150	9,308,108
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	3,940,000	3,706,559
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		$3,920,000	3,596,561
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		6,251,000	5,649,342
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	4,445,000	4,189,188
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%,
3/15/39 (Jamaica)		$1,119,000	1,219,721
Jamaica (Government of) sr. unsec. unsub. notes 6.75%,
4/28/28 (Jamaica)		400,000	414,004
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		1,637,000	1,847,764
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)		5,769,000	4,131,989
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)		30,930,000	25,362,600
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		16,640,000	14,892,800
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48
(South Africa)		5,020,000	3,890,319
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)		5,970,000	5,726,723
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		6,485,000	5,658,066
Turkey (Republic of) sr. unsec. unsub. notes 6.35%,
8/10/24 (Turkey)		11,628,000	11,016,135
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)		5,520,000	5,474,780

Diversified Income Trust 47

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (10.2%)* cont.	amount	Value
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	$16,395,000	$15,411,300
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)	2,900,000	261,000
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	13,582,000	1,358,200
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	2,093,000	209,300
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	21,992,000	2,199,200
Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)	600,000	593,963
Total foreign government and agency bonds and notes (cost $466,948,772)		$344,747,373

		Principal
CONVERTIBLE BONDS AND NOTES (4.6%)*		amount	Value
Basic materials (0.1%)
BASF SE cv. sr. unsec. notes 0.925%, 3/9/23 (Germany)		$500,000	$465,615
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%,
1/16/26 (Spain)	EUR	400,000	602,546
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	705,350
Symrise AG cv. sr. unsec. notes 0.238%, 6/20/24 (Germany)	EUR	200,000	254,798
			2,028,309
Capital goods (0.2%)
Airbus SE cv. sr. unsec. unsub. notes zero %, 6/14/21 (France)	EUR	700,000	748,622
Fortive Corp. cv. company guaranty sr. unsec. notes
0.875% 2/15/22		$2,959,000	2,742,623
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22		1,851,000	1,695,059
MTU Aero Engines AG cv. sr. unsec. unsub. notes 0.125%,
5/17/23 (Germany)	EUR	100,000	122,979
			5,309,283
Communication services (0.3%)
8x8, Inc. cv. sr. unsec. notes 0.50%, 2/1/24		$924,000	804,814
America Movil SAB de CV cv. sr. unsec. unsub. notes zero %,
5/28/20 (Mexico)	EUR	800,000	873,840
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$2,584,000	2,097,824
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46		2,456,000	3,091,534
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		986,000	931,770
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49		3,103,000	2,647,295
Telefonica Participaciones SAU cv. company guaranty sr. unsec.
unsub. notes zero %, 3/9/21 (Spain)	EUR	400,000	429,857
Vodafone Group PLC cv. sr. unsec. unsub. notes zero %, 11/26/20
(United Kingdom)	GBP	200,000	244,761
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24		$1,494,000	1,205,348
			12,327,043
Consumer cyclicals (0.5%)
adidas AG 144A cv. sr. unsec. notes 0.05%, 9/12/23 (Germany)	EUR	400,000	462,732
Archer Obligations cv. sr. unsec. notes Ser. KER, zero %,
3/31/23 (France)	EUR	100,000	140,556
Compagnie Generale des Etablissements Michelin SCA cv. sr.
unsec. unsub. notes zero %, 1/10/22 (France)		$400,000	379,644

48 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (4.6%)* cont.		amount	Value
Consumer cyclicals cont.
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23		$1,283,000	$1,673,396
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22		283,000	220,395
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46		195,000	261,544
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		1,384,000	1,306,075
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		2,898,000	2,754,636
LVMH Moet Hennessy Louis Vuitton SA cv. sr. unsec. notes zero %,
2/16/21 (Units) (France)		596	240,839
Marriott Vacations Worldwide Corp. cv. sr. unsec. notes
1.50%, 9/15/22		2,004,000	1,565,625
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France)	EUR	2,850	189,322
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21		$2,702,000	2,693,624
RH 144A cv. sr. unsec. notes zero %, 9/15/24		2,265,000	1,652,657
Square, Inc. 144A cv. sr. unsec. notes 0.125%, 3/1/25		1,565,000	1,352,908
Tesla Motors, Inc. cv. sr. unsec. notes 2.00%, 5/15/24		135,000	247,050
Winnebago Industries, Inc. 144A cv. sr. unsec. notes 1.50%, 4/1/25		972,000	728,392
			15,869,395
Consumer staples (0.3%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25		1,543,000	1,458,907
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26		2,997,000	2,466,938
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26		4,123,000	3,793,454
Luckin Coffee, Inc. 144A cv. sr. unsec. notes 0.75%, 1/15/25 (China)		249,000	189,927
Pinduoduo, Inc. 144A cv. sr. unsec. notes zero %, 10/1/24 (China)		389,000	423,854
Wayfair, Inc. cv. sr. unsec. notes 1.125%, 11/1/24		1,735,000	1,186,128
Zillow Group, Inc. 144A cv. sr. unsec. sub. notes 1.375%, 9/1/26		2,695,000	2,750,089
			12,269,297
Energy (0.1%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub.
notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	372,041
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $393,884)		$566,658	113,332
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45		326,000	195,541
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23		614,000	92,566
RAG-Stiftung cv. sr. unsec. unsub. notes zero %, 2/18/21 (Germany)	EUR	400,000	420,986
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		$800,000	750,720
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23		1,277,000	443,842
			2,389,028
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R		1,300,000	1,020,500
Deutsche Wohnen SE cv. sr. unsec. unsub. notes 0.60%,
1/5/26 (Germany)	EUR	600,000	626,694
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22		$1,088,000	955,735
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R		1,400,000	1,491,333
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23		2,092,000	1,950,791
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23		663,000	599,961
			6,645,014

Diversified Income Trust 49

		Principal
CONVERTIBLE BONDS AND NOTES (4.6%)* cont.		amount	Value
Health care (0.6%)
Bayer AG cv. sr. unsec. unsub. notes 0.05%, 6/15/20 (Germany)	EUR	400,000	$436,810
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24		$1,796,000	1,882,087
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24		1,061,000	982,129
DexCom, Inc. cv. sr. unsec. unsub. notes 0.75%, 12/1/23		916,000	1,591,714
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27		5,117,000	4,299,423
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23		1,064,000	1,018,312
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26		756,000	763,835
Integra LifeSciences Holdings Corp. 144A cv. sr. unsec. notes
0.50%, 8/15/25		1,117,000	986,961
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1.50%, 6/15/26		970,000	975,432
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 6/15/24		883,000	898,453
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)		2,046,000	1,788,662
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		783,000	999,539
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22		1,216,000	1,171,878
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%,
11/13/24 (Netherlands)		200,000	224,937
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26		1,114,000	1,089,632
Teladoc Health, Inc. cv. sr. unsec. notes 1.375%, 5/15/25		124,000	360,530
			19,470,334
Technology (2.2%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25		3,892,000	4,343,576
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27		2,286,000	2,276,749
Blackline, Inc. 144A cv. sr. unsec. notes 0.125%, 8/1/24		1,586,000	1,551,786
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.125%, 6/15/25		457,000	505,842
Cree, Inc. cv. sr. unsec. notes 0.875%, 9/1/23		1,935,000	1,765,477
CyberArk Software, Ltd. 144A cv. sr. unsec. notes zero %,
11/15/24 (Israel)		1,478,000	1,280,496
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23		1,772,000	2,489,079
Envestnet, Inc. cv. sr. unsec. notes 1.75%, 6/1/23		1,696,000	1,733,376
Everbridge, Inc. 144A cv. sr. unsec. notes 0.125%, 12/15/24		259,000	293,803
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25		1,119,000	1,078,139
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22		116,000	174,688
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21		775,000	1,130,550
iQIYI, Inc. 144A cv. sr. unsec. notes 2.00%, 4/1/25 (China)		220,000	193,738
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26		1,596,000	1,456,351
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24		637,000	583,910
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/26		3,861,000	3,928,569
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27		1,460,000	1,503,800
MongoDB, Inc. 144A cv. sr. unsec. notes 0.25%, 1/15/26		498,000	482,749
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23		1,160,000	976,277
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25		3,709,000	3,993,815
Okta, Inc. 144A cv. sr. unsec. notes 0.125%, 9/1/25		623,000	595,354

50 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (4.6%)* cont.		amount	Value
Technology cont.
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23		$2,235,000	$2,219,856
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23		5,316,000	5,130,967
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25		982,000	858,176
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24		1,495,000	1,101,068
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24		2,522,000	2,367,528
Q2 Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.75%, 6/1/26		1,381,000	1,230,260
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/1/25		2,449,000	2,268,759
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24		975,000	831,188
Sea, Ltd. 144A cv. sr. unsec. notes 1.00%, 12/1/24 (Thailand)		471,000	522,865
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22		150,000	319,295
Silicon Laboratories, Inc. cv. sr. unsec. notes 1.375%, 3/1/22		767,000	848,575
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26		3,466,000	3,044,975
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25		6,253,000	6,909,565
STMicroelectronics NV cv. sr. unsec. notes 0.25%, 7/3/24 (France)		600,000	732,420
STMicroelectronics NV cv. sr. unsec. notes zero %, 7/3/22 (France)		200,000	238,866
Talend SA 144A cv. sr. unsec. notes 1.75%, 9/1/24	EUR	200,000	185,894
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23 (acquired 11/8/18 and
12/20/19, cost $1,052,829)		$681,000	950,176
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21		3,011,000	2,845,581
Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21		1,161,000	1,119,394
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24		1,012,000	1,066,964
Western Digital Corp. cv. company guaranty sr. unsec. notes
1.50%, 2/1/24		193,000	167,876
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23 (Israel)		1,411,000	1,391,988
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22		1,416,000	1,568,221
Xero Investments, Ltd. cv. sr. unsec. notes Ser. REGS, 2.375%,
10/4/23 (New Zealand)		200,000	227,010
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23		1,146,000	1,353,880
Zynga, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/24		1,642,000	1,683,921
			73,523,392
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24		1,242,000	1,049,490
DP World, Ltd. cv. sr. unsec. unsub. notes 1.75%, 6/19/24
(United Arab Emirates)		200,000	198,050
			1,247,540
Utilities and power (0.1%)
Eni SpA cv. sr. unsec. unsub. notes zero %, 4/13/22 (Italy)	EUR	200,000	209,273
Iberdrola International BV cv. company guaranty sr. unsec. unsub.
notes zero %, 11/11/22 (Spain)	EUR	300,000	388,732
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48		$2,662,000	2,535,556
			3,133,561
Total convertible bonds and notes (cost $173,500,202)			$154,212,196

Diversified Income Trust 51

PURCHASED SWAP OPTIONS OUTSTANDING (4.2%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.465)/3 month USD-LIBOR-BBA/Apr-50	Apr-20/1.465		$43,976,200	$3,078
Citibank, N.A.
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		103,968,200	5,751,521
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		103,968,200	5,487,442
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		536,553,400	5,381,631
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		103,968,200	300,468
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		103,968,200	66,540
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		536,553,400	537
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	8,792,908
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	738,091
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		77,778,300	503,226
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	6,493,746
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	6,385,713
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101		123,520,600	6,058,685
(1.042)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/1.042		93,055,300	4,791,417
1.33/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.33		415,873,100	4,241,906
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	614,926
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	598,113
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	21,290,118
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		44,214,400	21,185,330
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		44,214,400	18,890,160
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	5,383,530
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	4,306,400
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	1,680,289
(0.01)/6 month EUR-EURIBOR-Reuters/Apr-30	Apr-20/0.01	EUR	49,595,500	440,873
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		$33,333,500	78,667
(1.719)/3 month USD-LIBOR-BBA/Apr-50	Apr-20/1.719		23,695,500	11,374
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		7,791,000	1,042,903
(1.12625)/3 month USD-LIBOR-BBA/Apr-30 (Canada)	Apr-20/1.12625		116,134,000	112,650
UBS AG
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		558,015,100	6,640,380
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	2,168,425
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	2,114,952
(0.895)/3 month USD-LIBOR-BBA/Apr-30	Apr-20/0.895		$36,925,000	111,142
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		558,015,100	558
Total purchased swap options outstanding (cost $71,073,752)				$141,667,699

52 Diversified Income Trust

PURCHASED OPTIONS	Expiration
OUTSTANDING (1.4%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jun-20/JPY 108.00	$63,289,450		$63,289,450	$1,539,453
USD/JPY (Put)	Apr-20/JPY 106.00	63,289,450		63,289,450	467,329
Barclays Bank PLC
GBP/USD (Call)	Apr-20/$1.34	69,521,082	GBP	55,970,600	70
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	73,125,950		$73,125,950	227,641
USD/JPY (Put)	Jun-20/JPY 108.00	63,289,450		63,289,450	1,539,453
Goldman Sachs International
EUR/NOK (Put)	Apr-20/NOK 9.60	109,184,453	EUR	98,997,600	109
USD/CHF (Put)	Jun-20/CHF 0.94	73,125,950		$73,125,950	530,017
USD/JPY (Put)	Jun-20/JPY 108.00	63,289,450		63,289,450	1,539,453
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	May-20/$102.81	2,234,000,000		2,234,000,000	16,064,694
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Apr-20/102.94	580,000,000		580,000,000	10,962,000
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Apr-20/103.00	266,000,000		266,000,000	4,861,150
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Apr-20/103.13	250,000,000		250,000,000	6,521,250
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Apr-20/104.03	69,000,000		69,000,000	1,174,725
UBS AG
GBP/USD (Call)	Apr-20/1.34	69,521,082	GBP	55,970,600	2,919
Total purchased options outstanding (cost $21,098,241)					$45,430,263

	Principal
SENIOR LOANS (1.7%)*c	amount	Value
Basic materials (0.2%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.45%, 1/31/24	$1,044,397	$950,402
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 4.777%, 9/6/24	1,306,757	980,068
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 3.95%, 3/1/26	567,988	504,090
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	1,028,000	678,480
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.612%, 6/26/25	1,977,076	1,552,005
		4,665,045
Capital goods (0.4%)
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 3.899%, 7/1/26	818,788	763,929
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	1,974,473	1,604,259

Diversified Income Trust 53

	Principal
SENIOR LOANS (1.7%)*c cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.991%, 5/31/25	$1,864,046	$1,801,134
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	1,626,146	1,534,675
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	1,717,098	1,433,777
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	7,155,000	6,403,725
		13,541,499
Communication services (0.2%)
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 3.989%, 11/3/24	817,070	757,151
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	970,000	897,250
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 5.682%, 11/27/23	290,000	264,625
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.00%, 2/3/24	4,068,797	4,004,376
		5,923,402
Consumer cyclicals (0.6%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 4.489%, 8/21/26	1,393,000	1,243,252
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.719%, 5/5/24	2,019,674	1,666,232
Diamond Sports Group, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.18%, 8/24/26	74,625	57,461
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/23/26	1,381,001	1,298,141
Golden Nugget, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	1,412,701	1,087,779
iHeartCommunications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.66%, 4/29/26	862,838	727,804
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.25%, 5/21/24	2,702,083	337,760
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 10/16/23	1,123,368	424,072
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 4.28%, 11/6/24	5,204,725	4,476,064
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.00%, 3/11/22	1,541,305	1,477,726
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 4.239%, 10/1/25	1,781,789	1,704,578
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	1,360,000	748,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	1,991,696	1,195,018
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.246%, 8/14/24	89,316	71,676
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.45%, 11/28/22	2,050,795	1,538,096

54 Diversified Income Trust

	Principal
SENIOR LOANS (1.7%)*c cont.	amount	Value
Consumer cyclicals cont.
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	$1,177,050	$1,003,435
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	1,761,991	1,532,932
		20,590,026
Consumer staples (0.3%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	2,669,620	2,362,613
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.085%, 6/21/24	3,391,200	2,712,959
CEC Entertainment, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 7.572%, 8/30/26	4,522,275	2,396,806
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.41%, 2/5/25	1,628,384	1,253,856
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.113%, 9/7/23	1,600,154	608,058
		9,334,292
Energy (—%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.363%, 12/31/22	684,000	184,680
Lower Cadence Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 4.989%, 5/22/26	1,059,486	642,755
		827,435
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.927%, 4/25/25	733,163	674,510
		674,510
Health care (—%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 3.404%, 2/4/27	1,110,000	1,051,725
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.765%, 6/1/25	140,419	118,093
		1,169,818
Technology (—%)
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/1/23	604,447	552,690
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	41,250	36,919
		589,609
Transportation (—%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 3.774%, 11/5/26	615,000	586,556
		586,556
Total senior loans (cost $73,352,495)		$57,902,192

Diversified Income Trust 55

	Principal
ASSET-BACKED SECURITIES (0.8%)*	amount	Value
Cascade Funding Mortgage Trust 144A FRB Ser. 19-HB1, Class HB1,
6.00%, 12/25/29 W	$1,054,000	$737,800
Finance of America Structured Securities Trust 144A Ser. 19-HB1,
Class M5, 6.00%, 4/25/29 W	7,185,000	5,029,500
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.797%, 11/25/51	2,216,667	2,216,667
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.747%, 6/25/52	2,676,000	2,676,000
Nationstar HECM Loan Trust 144A
Ser. 18-2A, Class M5, 6.00%, 7/25/28 W	2,739,000	2,701,629
Ser. 19-2A, Class M4, 5.682%, 11/26/29 W	9,376,000	9,351,660
RMF Buyout Issuance Trust 144A
Ser. 20-1, Class M5, 6.00%, 2/25/30 W	1,935,000	1,538,410
Ser. 19-1, Class M5, 6.00%, 7/25/29 W	324,000	333,888
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.755%, 3/26/21	457,000	457,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.679%, 10/24/20	465,000	465,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	947,000	947,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	946,000	946,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.597%, 8/25/52	179,333	179,333
Total asset-backed securities (cost $29,963,299)		$27,579,887

	Expiration	Strike
WARRANTS (—%)*	date	price	Warrants	Value
Stearns Holdings, LLC Class B † F	11/5/39	$0.01	74,331	$74,331
Total warrants (cost $74,331)				$74,331

COMMON STOCKS (—%)*			Shares	Value
Nine Point Energy F			35,852	$—
Total common stocks (cost $474,672)				$—

SHORT-TERM INVESTMENTS (33.5%)*		Principal amount		Value
Alpine Securitization, LLC asset-backed commercial paper
1.894%, 4/8/20		$10,000,000		$9,998,013
American Electric Power Co., Inc. commercial paper
1.352%, 4/9/20			11,600,000	11,591,555
American Express Credit Corp. commercial paper 1.940%, 4/3/20			17,000,000	16,999,398
Aon Corp. commercial paper 1.383%, 5/4/20			10,000,000	9,968,833
Barclays Bank PLC CCP asset-backed commercial paper
1.715%, 8/21/20			10,000,000	9,937,318
Bell Canada, Inc. commercial paper 1.939%, 4/2/20			10,000,000	9,999,809
Bell Canada, Inc. commercial paper 1.910%, 4/14/20			5,750,000	5,747,051
Broadcom, Inc. commercial paper 1.502%, 4/2/20			5,000,000	4,999,257

56 Diversified Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (33.5%)* cont.		shares	Value
Collateralized Commercial Paper V Co., LLC asset-backed
commercial paper 1.919%, 4/27/20		$10,000,000	$9,990,078
Enbridge US, Inc. commercial paper 1.838%, 5/5/20		5,000,000	4,983,958
Enbridge US, Inc. commercial paper 1.806%, 4/15/20		7,000,000	6,990,521
ENGIE SA commercial paper 1.982%, 4/15/20		15,000,000	14,992,812
ENGIE SA commercial paper 1.786%, 8/11/20		10,000,000	9,947,465
ENGIE SA commercial paper 1.376%, 6/24/20		10,000,000	9,960,026
Export Development Canada commercial paper 1.816%, 5/20/20		10,000,000	9,982,917
Interest in $97,350,000 tri-party repurchase agreement dated
3/31/20 with Citigroup Global Markets, Inc. due 4/1/20 —
maturity value of $97,350,054 for an effective yield of 0.020%
(collateralized by various U.S. Treasury notes with coupon rates ranging from 1.250% to 2.875% and due dates ranging from
9/30/21 to 10/31/21, valued at $99,321,706)		97,350,000	97,350,000
Keurig Dr Pepper, Inc. commercial paper 1.764%, 4/13/20		10,250,000	10,238,385
Marriott International, Inc./MD commercial paper
1.775%, 4/28/20		12,450,000	12,418,258
Matchpoint Finance PLC asset-backed commercial paper
1.946%, 5/15/20		15,000,000	14,970,188
MetLife Short Term Funding, LLC asset-backed commercial paper
1.813%, 5/1/20		6,000,000	5,993,051
National Grid USA commercial paper 1.758%, 6/1/20		10,000,000	9,933,083
Nutrien, Ltd. commercial paper 1.753%, 4/7/20		10,000,000	9,994,458
Old Line Funding, LLC asset-backed commercial paper
1.113%, 9/9/20		10,000,000	10,000,000
Putnam Short Term Investment Fund 0.92% L	Shares	285,270,627	285,270,627
Rogers Communications, Inc. commercial paper 1.372%, 4/13/20		$10,000,000	9,988,697
Sheffield Receivables Co., LLC asset-backed commercial paper
2.014%, 4/16/20		10,000,000	9,993,076
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.32% P	Shares	103,846,000	103,846,000
U.S. Treasury Bills 1.650%, 4/2/20 # ∆ ⦶		$48,291,000	48,291,000
U.S. Treasury Bills 1.634%, 4/9/20 # ∆		10,552,000	10,551,791
U.S. Treasury Bills 1.571%, 5/21/20 ∆ §		16,247,000	16,245,533
U.S. Treasury Bills 1.564%, 5/7/20 ∆ ⦶		11,136,000	11,135,290
U.S. Treasury Bills 1.552%, 6/4/20 ∆ §		2,842,000	2,841,634
U.S. Treasury Bills 1.381%, 6/18/20 ∆ §		7,089,000	7,087,575
U.S. Treasury Bills 1.197%, 6/11/20 ∆ ⦶ §		47,051,000	47,042,509
U.S. Treasury Bills 0.595%, 4/7/20 ∆		7,680,000	7,679,915
U.S. Treasury Bills 0.502%, 5/5/20 # ∆ ⦶		34,501,000	34,498,923
U.S. Treasury Bills 0.463%, 4/28/20 ∆ ⦶		7,686,000	7,685,797
U.S. Treasury Bills 0.310%, 7/23/20 ∆ ⦶ §		25,387,000	25,380,526
U.S. Treasury Bills 0.203%, 7/9/20 ∆		13,592,000	13,589,141
U.S. Treasury Bills 0.170%, 6/25/20 ∆ ⦶ §		10,764,000	10,762,310
U.S. Treasury Bills 0.024%, 9/3/20 ⦶ §		11,446,000	11,441,244
U.S. Treasury Bills 0.019%, 9/24/20 # ⦶		21,928,000	21,917,923
U.S. Treasury Bills 0.015%, 9/10/20 # ∆ ⦶ §		45,117,000	45,093,855
U.S. Treasury Bills 0.011%, 8/6/20 ∆ ⦶		24,472,000	24,464,640
U.S. Treasury Bills zero%, 12/3/20 [i]		151,000	150,894
U.S. Treasury Bills zero%, 8/20/20 ∆ ⦶ §		26,431,000	26,421,942

Diversified Income Trust 57

SHORT-TERM INVESTMENTS (33.5%)* cont.	Principal amount	Value
U.S. Treasury Bills zero%, 8/13/20	$20,255,000	$20,249,138
UDR, Inc. commercial paper 1.372%, 4/3/20	10,000,000	9,997,853
Total short-term investments (cost $1,128,511,068)		$1,128,614,267

TOTAL INVESTMENTS
Total investments (cost $8,180,661,234)		$7,874,866,518

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,364,636,515.

58 Diversified Income Trust

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,063,508, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $9,232,501 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $142,437,433 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

⦶ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $48,178,896 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $80,308,702 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,534,135,374 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Diversified Income Trust 59

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $1,710,900,084) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/20	$7,765,731	$8,693,170	$(927,439)
	British Pound	Sell	6/17/20	169,648	176,309	6,661
	Canadian Dollar	Sell	4/15/20	12,454,043	13,306,544	852,501
	Chinese Yuan (Offshore)	Buy	5/20/20	354,011	282,076	71,935
	Czech Koruna	Buy	6/17/20	4,423,212	4,668,387	(245,175)
	Euro	Sell	6/17/20	10,181,910	10,285,888	103,978
	Hong Kong Dollar	Sell	5/20/20	18,499,262	18,453,788	(45,474)
	Japanese Yen	Sell	5/20/20	10,616,060	10,462,969	(153,091)
	Mexican Peso	Buy	4/15/20	15,063,655	18,677,756	(3,614,101)
	Mexican Peso	Sell	4/15/20	15,063,655	18,567,754	3,504,099
	New Taiwan Dollar	Sell	5/20/20	419,908	139,334	(280,574)
	New Zealand Dollar	Buy	4/15/20	8,683,781	9,384,853	(701,072)
	Norwegian Krone	Buy	6/17/20	10,072,035	12,029,158	(1,957,123)
	Swedish Krona	Sell	6/17/20	4,482,031	5,522,329	1,040,298
Barclays Bank PLC
	Australian Dollar	Sell	4/15/20	5,117,363	5,586,319	468,956
	British Pound	Buy	6/17/20	5,297,775	4,677,235	620,540
	Canadian Dollar	Sell	4/15/20	310,006	328,326	18,320
	Euro	Sell	6/17/20	33,550,459	33,236,995	(313,464)
	Hong Kong Dollar	Buy	5/20/20	5,029,574	5,020,869	8,705
	Japanese Yen	Buy	5/20/20	24,668,691	26,578,679	(1,909,988)
	New Zealand Dollar	Buy	4/15/20	13,565,670	14,236,660	(670,990)
	Norwegian Krone	Buy	6/17/20	9,848,711	8,871,814	976,897
	Swedish Krona	Sell	6/17/20	13,384,592	13,506,069	121,477
	Swiss Franc	Sell	6/17/20	2,388,689	2,455,979	67,290
Citibank, N.A.
	Australian Dollar	Buy	4/15/20	3,950,624	3,319,475	631,149
	British Pound	Buy	6/17/20	107,460	107,590	(130)
	Canadian Dollar	Sell	4/15/20	15,896,874	16,284,062	387,188
	Euro	Sell	6/17/20	20,878,932	20,595,197	(283,735)
	Japanese Yen	Buy	5/20/20	4,887,932	4,729,099	158,833
	Mexican Peso	Buy	4/15/20	7,531,830	9,329,849	(1,798,019)
	Mexican Peso	Sell	4/15/20	7,531,830	9,274,740	1,742,910
	New Zealand Dollar	Sell	4/15/20	12,762,324	14,008,236	1,245,912
	Norwegian Krone	Sell	6/17/20	4,836,564	4,267,827	(568,737)
	Swedish Krona	Buy	6/17/20	7,920,679	7,547,726	372,953
	Swiss Franc	Sell	6/17/20	10,289,254	10,225,137	(64,117)
Credit Suisse International
	Australian Dollar	Buy	7/15/20	6,937,130	6,912,629	24,501
	Australian Dollar	Buy	4/15/20	4,250,997	4,781,596	(530,599)
	Australian Dollar	Sell	4/15/20	4,419,668	4,729,064	309,396
	British Pound	Buy	6/17/20	3,804,025	3,521,034	282,991
	Canadian Dollar	Sell	7/15/20	6,916,672	6,893,289	(23,383)
	Euro	Buy	6/17/20	4,021,573	4,145,271	(123,698)

60 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $1,710,900,084) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	New Zealand Dollar	Buy	4/15/20	$7,278,983	$7,078,666	$200,317
	Norwegian Krone	Sell	6/17/20	16,521,014	14,889,714	(1,631,300)
	Swedish Krona	Buy	6/17/20	6,980,382	6,702,047	278,335
Goldman Sachs International
	Australian Dollar	Buy	4/15/20	23,077,528	22,434,755	642,773
	British Pound	Buy	6/17/20	10,070,561	9,726,445	344,116
	Canadian Dollar	Buy	4/15/20	57,403,860	57,469,650	(65,790)
	Chinese Yuan (Offshore)	Buy	5/20/20	354,011	289,697	64,314
	Euro	Sell	6/17/20	36,026,473	36,135,142	108,669
	Hong Kong Dollar	Buy	5/20/20	6,727,816	6,712,172	15,644
	Indian Rupee	Sell	5/20/20	1,384,352	1,463,372	79,020
	Japanese Yen	Sell	5/20/20	11,236,410	10,909,610	(326,800)
	New Taiwan Dollar	Buy	5/20/20	18,530,328	18,786,165	(255,837)
	New Taiwan Dollar	Sell	5/20/20	18,530,328	18,495,329	(34,999)
	New Zealand Dollar	Sell	4/15/20	8,179,638	9,691,834	1,512,196
	Norwegian Krone	Buy	6/17/20	8,056,081	12,113,876	(4,057,795)
	Russian Ruble	Buy	6/17/20	15,359,361	18,971,283	(3,611,922)
	Russian Ruble	Sell	6/17/20	15,359,361	18,428,978	3,069,617
	Swedish Krona	Buy	6/17/20	20,071,911	18,760,660	1,311,251
	Swiss Franc	Buy	6/17/20	17,287,022	17,668,492	(381,470)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/20	10,206,059	10,966,057	759,998
	Australian Dollar	Buy	7/15/20	6,937,069	6,912,585	24,484
	British Pound	Sell	6/17/20	1,869,363	2,266,963	397,600
	Canadian Dollar	Sell	4/15/20	4,445,054	6,065,899	1,620,845
	Canadian Dollar	Sell	7/15/20	6,916,743	6,894,816	(21,927)
	Euro	Buy	6/17/20	16,770,197	17,297,206	(527,009)
	Hong Kong Dollar	Sell	5/20/20	16,756,412	16,691,699	(64,713)
	Japanese Yen	Sell	5/20/20	2,023,513	1,600,618	(422,895)
	New Zealand Dollar	Sell	4/15/20	4,529,646	4,630,077	100,431
	New Zealand Dollar	Sell	7/15/20	13,677,089	13,754,422	77,333
	Norwegian Krone	Sell	6/17/20	2,227,927	855,290	(1,372,637)
	Swedish Krona	Sell	6/17/20	32,283,168	33,489,763	1,206,595
	Swiss Franc	Sell	6/17/20	1,532,815	1,537,155	4,340
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	829,150	1,777,721	(948,571)
	British Pound	Buy	6/17/20	8,470,471	7,591,913	878,558
	Canadian Dollar	Sell	4/15/20	9,210,493	9,842,653	632,160
	Euro	Buy	6/17/20	114,350,921	116,157,496	(1,806,575)
	Japanese Yen	Sell	5/20/20	5,984,084	5,836,742	(147,342)
	New Zealand Dollar	Buy	4/15/20	25,302,229	26,626,898	(1,324,669)
	New Zealand Dollar	Sell	4/15/20	25,224,728	27,027,979	1,803,251
	Norwegian Krone	Sell	6/17/20	17,904,513	14,195,841	(3,708,672)

Diversified Income Trust 61

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $1,710,900,084) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Buy	5/20/20	$35,752,809	$36,581,215	$(828,406)
	Singapore Dollar	Sell	5/20/20	35,698,524	37,172,881	1,474,357
	Swedish Krona	Sell	6/17/20	3,485,235	4,532,010	1,046,775
	Swiss Franc	Sell	6/17/20	1,680,986	1,198,641	(482,345)
NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	9,149,308	9,502,222	(352,914)
	British Pound	Buy	6/17/20	6,401,733	6,277,923	123,810
	Canadian Dollar	Buy	4/15/20	5,842,713	5,313,991	528,722
	Euro	Sell	6/17/20	10,839,599	10,605,842	(233,757)
	Japanese Yen	Sell	5/20/20	188,345	190,450	2,105
	New Zealand Dollar	Buy	4/15/20	9,946,583	10,619,611	(673,028)
	Norwegian Krone	Buy	6/17/20	22,323,169	26,375,790	(4,052,621)
	Swedish Krona	Sell	6/17/20	10,474,962	11,465,020	990,058
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/20	45,752,815	48,749,286	2,996,471
	British Pound	Sell	6/17/20	19,203,457	20,316,107	1,112,650
	Canadian Dollar	Sell	4/15/20	93,856,797	101,223,684	7,366,887
	Euro	Sell	6/17/20	964,190	625,126	(339,064)
	Hong Kong Dollar	Sell	5/20/20	36,998,525	36,902,970	(95,555)
	Japanese Yen	Sell	5/20/20	61,619,722	60,950,898	(668,824)
	New Zealand Dollar	Buy	4/15/20	15,465,781	17,443,512	(1,977,731)
	Norwegian Krone	Buy	6/17/20	28,171,941	31,173,375	(3,001,434)
	Swedish Krona	Sell	6/17/20	40,666,027	43,146,843	2,480,816
	Swiss Franc	Sell	6/17/20	2,539,468	2,500,164	(39,304)
Toronto-Dominion Bank
	Australian Dollar	Buy	4/15/20	3,806,988	3,617,217	189,771
	British Pound	Buy	6/17/20	5,755,851	5,444,167	311,684
	Canadian Dollar	Sell	4/15/20	9,177,232	10,304,154	1,126,922
	Euro	Sell	6/17/20	8,072,901	7,828,123	(244,778)
	Hong Kong Dollar	Sell	5/20/20	9,249,605	9,224,131	(25,474)
	New Zealand Dollar	Buy	4/15/20	3,463,072	3,496,039	(32,967)
	Norwegian Krone	Sell	6/17/20	3,764,330	3,529,499	(234,831)
	Swedish Krona	Buy	6/17/20	1,590,578	792,520	798,058
UBS AG
	Australian Dollar	Sell	4/15/20	9,492,926	12,482,065	2,989,139
	Canadian Dollar	Sell	4/15/20	2,115,105	2,681,305	566,200
	Euro	Buy	6/17/20	16,844,194	17,387,712	(543,518)
	Hong Kong Dollar	Sell	5/20/20	10,545,623	10,506,478	(39,145)
	Japanese Yen	Sell	5/20/20	2,302,774	2,267,885	(34,889)
	Mexican Peso	Buy	4/15/20	7,531,826	9,362,396	(1,830,570)
	Mexican Peso	Sell	4/15/20	7,531,826	9,269,404	1,737,578
	New Zealand Dollar	Buy	4/15/20	27,733,090	29,338,529	(1,605,439)
	Norwegian Krone	Buy	6/17/20	384,262	370,138	14,124
	Swedish Krona	Sell	6/17/20	6,736,226	7,446,673	710,447

62 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $1,710,900,084) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Buy	4/15/20	$3,757,715	$3,516,497	$241,218
	Canadian Dollar	Sell	4/15/20	3,767,690	3,757,677	(10,013)
	Euro	Buy	6/17/20	6,796,457	6,777,551	18,906
	Japanese Yen	Sell	5/20/20	4,860,650	4,702,399	(158,251)
	New Zealand Dollar	Buy	4/15/20	8,637,603	9,361,203	(723,600)
Unrealized appreciation						54,976,035
Unrealized (depreciation)						(53,150,290)
Total						$1,825,745

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Schatz 2 yr (Short)	649	$80,303,594	$80,303,551	Jun-20	$156,184
U.S. Treasury Bond Ultra 30 yr (Long)	133	29,509,375	29,509,375	Jun-20	2,535,107
U.S. Treasury Note 2 yr (Short)	7,541	1,661,906,785	1,661,906,785	Jun-20	(657,378)
U.S. Treasury Note 5 yr (Short)	1,223	153,314,516	153,314,516	Jun-20	(4,666,572)
U.S. Treasury Note 10 yr (Long)	5,140	712,853,750	712,853,750	Jun-20	10,429,060
Unrealized appreciation					13,120,351
Unrealized (depreciation)					(5,323,950)
Total					$7,796,401

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/20 (premiums $99,214,899) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
1.17/3 month USD-LIBOR-BBA/Apr-25	Apr-20/1.17		$227,003,900	$227
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		103,968,200	296,309
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	2,073,770
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	6,181,068
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		103,968,200	11,119,399
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		311,113,500	255,113
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	1,173,011
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	4,626,259
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		$60,301,600	66,332
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		60,301,600	549,348
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	820,100
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	907,258
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	929,309
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	940,750

Diversified Income Trust 63

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/20 (premiums $99,214,899) (Unaudited) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	$1,232,436
(0.83)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/0.83		$415,873,100	2,195,810
(0.442)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/0.442		93,055,300	2,344,994
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785		247,041,200	7,277,834
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	10,398,813
Morgan Stanley & Co. International PLC
1.529/3 month USD-LIBOR-BBA/Apr-30	Apr-20/1.529		$60,616,700	7,274
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		133,334,500	18,667
0.4285/6 month EUR-EURIBOR-Reuters/Apr-50	Apr-20/0.4285	EUR	17,082,800	218,363
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		$22,892,700	238,084
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	244,494
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	1,099,943
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		10,000,000	3,872,300
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	4,509,633
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	4,586,095
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	4,840,931
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		44,214,400	17,789,664
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		44,214,400	20,855,048
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	20,991,229
Toronto-Dominion Bank
0.92/3 month USD-LIBOR-BBA/Apr-22	Apr-20/0.92		557,444,700	557
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		2,531,000	445,026
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		5,061,900	600,240
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05		102,767,000	932,097
UBS AG
(0.895)/3 month USD-LIBOR-BBA/Apr-30	Apr-20/0.895		36,925,000	770,256
(0.7275)/3 month USD-LIBOR-BBA/Apr-30	Apr-20/0.7275		91,676,000	910,342
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		62,240,100	1,728,408
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	41,796,700	2,236,194
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	41,796,700	2,502,638
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		$62,240,100	7,437,065
Total				$150,222,688

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $16,802,244) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/JPY (Put)	Apr-20/JPY 103.00	$63,289,450	$63,289,450	$182,970
USD/JPY (Put)	Jun-20/JPY 105.00	63,289,450	63,289,450	925,798
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	63,289,450	63,289,450	925,798
Goldman Sachs International
USD/CHF (Put)	Jun-20/CHF 0.91	146,251,850	146,251,850	455,282
USD/JPY (Put)	Jun-20/JPY 105.00	63,289,450	63,289,450	925,798

64 Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $16,802,244) (Unaudited) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	May-20/$102.81	$2,234,000,000	$2,234,000,000	$2,826,010
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Apr-20/102.94	580,000,000	580,000,000	580
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Apr-20/103.00	266,000,000	266,000,000	266
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Apr-20/103.13	250,000,000	250,000,000	250
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Apr-20/104.03	69,000,000	69,000,000	69
Total				$6,242,821

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	$(3,299,197)	$9,166,224
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(4,900,197)	7,526,706
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	3,680,851
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		$24,024,100	(3,129,139)	669,071
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	289,345
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	207,012
(0.003)/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	1,690,202,100	(133,072)	40,870
0.003/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	1,690,202,100	(133,072)	(4,873)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		$18,018,000	(7,231,766)	(196,396)
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(537,596)	(229,009)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	(236,489)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	(250,856)
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	(505,467)

Diversified Income Trust 65

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	$(3,647,054)	$(859,412)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(2,450,099)	(1,115,500)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	(3,299,197)	(3,168,659)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	2,294,105
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(870,347)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		$335,284,100	(4,492,807)	16,801,086
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	3,119,896
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(1,207,061)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		335,284,100	(4,492,807)	(4,492,807)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	1,732,388
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	(1,784,961)
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		335,284,100	(4,509,571)	16,616,680
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(1,457,755)	2,884,034
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	1,908,118
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(827,533)
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13		64,047,900	(904,677)	(835,825)
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(2,376,602)	(1,286,703)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		335,284,100	(4,509,571)	(4,506,218)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	45,408,600	3,428,622	56,091
(0.445)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.445	EUR	22,704,400	1,777,082	18,781
0.445/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.445	EUR	22,704,400	1,777,082	(78,127)
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	45,408,600	3,428,622	(322,523)

66 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$196,939,100	$(27,971,260)	$30,677,204
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		41,743,200	(5,828,394)	16,060,279
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	7,957,587
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		$22,444,300	(2,592,317)	4,938,195
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,734,148)	3,324,831
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,080,635)	1,949,442
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	320,886
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	202,963
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(181,952)
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(196,601)
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$196,939,100	(240,266)	(224,511)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,203,584)	(1,015,251)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,944,394)	(1,397,720)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	(1,486,262)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	(2,780,342)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	(5,540,992)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		196,939,100	2,160,422	1,392,359
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		196,939,100	19,694	19,694
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		196,939,100	7,597,910	(7,649,115)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		196,939,100	22,352,588	(22,000,067)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	14,758,821
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		258,104,600	(1,422,156)	4,996,905
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,206,949)	2,939,191

Diversified Income Trust 67

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Morgan Stanley & Co. International PLC cont.
2.7725/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.7725		$83,940,300	$(16,115,496)	$545,612
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		83,940,300	(16,383,608)	221,602
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		83,940,300	(137,604)	(102,407)
(2.7725)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.7725		83,940,300	(162,783)	(123,392)
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		258,104,600	(1,422,156)	(1,422,156)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,718,444)	(1,428,485)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(2,999,612)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	4,666,962
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	(11,384,225)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		58,978,200	(1,617,772)	3,765,758
1.175/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	1,066,476
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(27,384)
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(120,847)
(1.175)/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	(546,447)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$58,978,200	(4,312,781)	(2,626,889)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		125,328,500	3,722,994	3,212,169
1.01/6 month EUR-EURIBOR-Reuters/
Jan-40 (Written)	Jan-30/1.01	EUR	33,583,000	2,366,351	571,507
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	71,421
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	123
(1.01)/6 month EUR-EURIBOR-
Reuters/Jan-40 (Written)	Jan-30/1.01	EUR	33,583,000	2,366,351	(1,437,842)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$125,328,500	1,001,891	(3,887,689)
Unrealized appreciation					170,671,245
Unrealized (depreciation)					(91,358,954)
Total					$79,312,291

68 Diversified Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 3/31/20 (proceeds receivable $3,699,434,883) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 5.00%, 4/1/50	$5,000,000	4/21/20	$5,298,828
Government National Mortgage Association, 3.50%, 4/1/50	4,000,000	4/21/20	4,217,812
Uniform Mortgage-Backed Securities, 5.00%, 4/1/50	3,000,000	4/15/20	3,237,422
Uniform Mortgage-Backed Securities, 4.50%, 4/1/50	3,000,000	4/15/20	3,225,469
Uniform Mortgage-Backed Securities, 3.50%, 4/1/50	250,000,000	4/15/20	264,296,875
Uniform Mortgage-Backed Securities, 3.00%, 4/1/50	1,119,000,000	4/15/20	1,172,851,875
Uniform Mortgage-Backed Securities, 2.50%, 4/1/50	2,234,000,000	4/15/20	2,313,935,201
Total			$3,767,063,482

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$22,861,000	$14,498,721	$(780)	11/8/48	3 month USD-	3.312% —	$14,742,538
				LIBOR-BBA —	Semiannually
				Quarterly
196,939,100	40,589,149	(2,789)	1/3/29	3.065% —	3 month USD-	(41,138,302)
				Semiannually	LIBOR-BBA —
					Quarterly
108,710,600	22,895,648	(1,539)	3/4/29	3 month USD-	3.073% —	23,038,652
				LIBOR-BBA —	Semiannually
				Quarterly
157,551,500	35,711,883	(3,478,069)	12/3/29	3 month USD-	3.096% —	33,647,000
				LIBOR-BBA —	Semiannually
				Quarterly
14,277,900	599,843 E	(80)	2/2/24	3 month USD-	2.5725% —	599,764
				LIBOR-BBA —	Semiannually
				Quarterly
36,954,400	1,519,787 E	(206)	2/2/24	2.528% —	3 month USD-	(1,519,992)
				Semiannually	LIBOR-BBA —
					Quarterly
28,359,200	4,940,258	(376)	2/13/29	2.6785% —	3 month USD-	(4,977,359)
				Semiannually	LIBOR-BBA —
					Quarterly
61,047,700	11,850,763	1,243,037	2/20/30	2.7225% —	3 month USD-	(10,679,190)
				Semiannually	LIBOR-BBA —
					Quarterly
61,047,700	11,853,632	1,246,853	3/2/30	2.715% —	3 month USD-	(10,659,897)
				Semiannually	LIBOR-BBA —
					Quarterly
77,357,200	4,972,676 E	(15,655)	12/2/23	3 month USD-	2.536% —	4,957,020
				LIBOR-BBA —	Semiannually
				Quarterly
26,743,500	1,122,211 E	(4,569)	2/2/24	3 month USD-	2.57% —	1,117,641
				LIBOR-BBA —	Semiannually
				Quarterly
12,348,596	2,513,742	(175)	3/5/30	3 month USD-	2.806% —	2,526,420
				LIBOR-BBA —	Semiannually
				Quarterly

Diversified Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$23,163,600	$4,397,447	$(328)	3/16/30	2.647% —	3 month USD-	$(4,415,699)
				Semiannually	LIBOR-BBA —
					Quarterly
14,581,700	6,853,137 E	(497)	3/28/52	2.67% —	3 month USD-	(6,853,634)
				Semiannually	LIBOR-BBA —
					Quarterly
48,182,300	1,769,929 E	(268)	2/2/24	3 month USD-	2.3075% —	1,769,660
				LIBOR-BBA —	Semiannually
				Quarterly
70,726,400	2,610,865 E	(394)	2/9/24	3 month USD-	2.32% —	2,610,471
				LIBOR-BBA —	Semiannually
				Quarterly
22,405,400	11,011,403 E	(764)	11/29/53	2.793% —	3 month USD-	(11,012,167)
				Semiannually	LIBOR-BBA —
					Quarterly
10,843,800	1,525,744 E	(241)	11/20/39	3 month USD-	2.55% —	1,525,503
				LIBOR-BBA —	Semiannually
				Quarterly
45,032,800	6,347,598 E	(638)	12/7/30	2.184% —	3 month USD-	(6,348,236)
				Semiannually	LIBOR-BBA —
					Quarterly
23,564,200	1,552,881 E	(265)	6/5/29	3 month USD-	2.2225% —	1,552,616
				LIBOR-BBA —	Semiannually
				Quarterly
1,970,500	729,193 E	(67)	6/22/52	2.3075% —	3 month USD-	(729,261)
				Semiannually	LIBOR-BBA —
					Quarterly
52,911,000	6,997,427 E	(749)	6/22/30	2.0625% —	3 month USD-	(6,998,176)
				Semiannually	LIBOR-BBA —
					Quarterly
20,211,100	2,482,529 E	(286)	7/6/30	1.9665% —	3 month USD-	(2,482,816)
				Semiannually	LIBOR-BBA —
					Quarterly
7,702,200	2,727,981 E	(263)	7/5/52	2.25% —	3 month USD-	(2,728,243)
				Semiannually	LIBOR-BBA —
					Quarterly
63,381,600	1,599,942 E	(353)	2/7/24	1.733% —	3 month USD-	(1,600,295)
				Semiannually	LIBOR-BBA —
					Quarterly
36,072,000	4,522,238 E	(511)	1/22/31	2.035% —	3 month USD-	(4,522,749)
				Semiannually	LIBOR-BBA —
					Quarterly
36,675,000	13,160,530 E	(1,251)	7/22/52	2.2685% —	3 month USD-	(13,161,781)
				Semiannually	LIBOR-BBA —
					Quarterly
14,737,600	3,890,785 E	(503)	8/8/52	1.9185% —	3 month USD-	(3,891,288)
				Semiannually	LIBOR-BBA —
					Quarterly

70 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$85,083,500	$3,624,132	$(803)	9/18/24	1.43125% —	3 month USD-	$(3,639,482)
				Semiannually	LIBOR-BBA —
					Quarterly
85,083,500	3,600,478	(803)	9/18/24	1.425% —	3 month USD-	(3,615,636)
				Semiannually	LIBOR-BBA —
					Quarterly
13,211,500	2,437,284 E	(451)	9/12/52	1.626% —	3 month USD-	(2,437,734)
				Semiannually	LIBOR-BBA —
					Quarterly
335,284,100	15,051,574	(2,712)	9/30/24	1.50% —	3 month USD-	(15,042,651)
				Semiannually	LIBOR-BBA —
					Quarterly
335,284,100	15,461,626	(2,712)	10/1/24	1.53% —	3 month USD-	(16,428,800)
				Semiannually	LIBOR-BBA —
					Quarterly
71,509,000	3,893,665	(579)	12/13/24	1.6445% —	3 month USD-	(4,217,878)
				Semiannually	LIBOR-BBA —
					Quarterly
7,541,700	177,056	6,350	3/18/22	3 month USD-	1.60% —	185,156
				LIBOR-BBA —	Semiannually
				Quarterly
159,501,500	3,744,617	(135,992)	3/18/22	1.60% —	3 month USD-	(3,917,599)
				Semiannually	LIBOR-BBA —
					Quarterly
49,635,800	14,991,699	(1,137,496)	3/18/50	3 month USD-	2.00% —	13,872,884
				LIBOR-BBA —	Semiannually
				Quarterly
481,596,200	48,987,002	3,613,905	3/18/30	3 month USD-	1.75% —	52,738,679
				LIBOR-BBA —	Semiannually
				Quarterly
68,985,000	7,405,747	(914)	12/17/29	1.8252% —	3 month USD-	(7,746,171)
				Semiannually	LIBOR-BBA —
					Quarterly
71,509,000	3,850,402	(579)	12/17/24	1.632% —	3 month USD-	(4,163,000)
				Semiannually	LIBOR-BBA —
					Quarterly
3,415,500	182,640	44,198	3/18/25	1.58% —	3 month USD-	(139,209)
				Semiannually	LIBOR-BBA —
					Quarterly
70,480,000	20,900,914	2,969,616	3/18/50	1.98% —	3 month USD-	(17,957,315)
				Semiannually	LIBOR-BBA —
					Quarterly
13,552,500	1,351,984	30,263	3/18/30	3 month USD-	1.73% —	1,386,026
				LIBOR-BBA —	Semiannually
				Quarterly
95,679,000	9,984,678	(1,269)	12/18/29	3 month USD-	1.7945% —	10,441,558
				LIBOR-BBA —	Semiannually
				Quarterly

Diversified Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$71,509,000	$4,012,442	$(579)	12/18/24	1.6815% —	3 month USD-	$(4,332,314)
				Semiannually	LIBOR-BBA —
					Quarterly
1,503,151,200	83,722,516	(4,318,184)	3/18/25	1.625% —	3 month USD-	(88,402,861)
				Semiannually	LIBOR-BBA —
					Quarterly
19,214,300	2,130,674 E	(272)	12/21/30	3 month USD-	1.88% —	2,130,402
				LIBOR-BBA —	Semiannually
				Quarterly
36,588,700	3,606,073	(485)	1/8/30	1.744% —	3 month USD-	(3,593,836)
				Semiannually	LIBOR-BBA —
					Quarterly
120,090,100	11,324,136	(257,785)	1/28/30	3 month USD-	1.698% —	11,039,897
				LIBOR-BBA —	Semiannually
				Quarterly
2,460,200	700,682 E	(84)	1/16/55	2.032% —	3 month USD-	(700,766)
				Semiannually	LIBOR-BBA —
					Quarterly
48,582,000	4,917,616	(16,177)	1/16/30	1.771% —	3 month USD-	(4,924,056)
				Semiannually	LIBOR-BBA —
					Quarterly
89,451,500	8,891,747	(1,186)	1/31/30	1.7505% —	3 month USD-	(8,884,548)
				Semiannually	LIBOR-BBA —
					Quarterly
70,283,300	6,969,362	(932)	1/31/30	1.748% —	3 month USD-	(6,963,413)
				Semiannually	LIBOR-BBA —
					Quarterly
159,734,800	14,912,841	(257,694)	1/31/30	3 month USD-	1.688% —	14,623,533
				LIBOR-BBA —	Semiannually
				Quarterly
60,870,010	4,674,817	(278,115)	3/18/27	3 month USD-	1.70% —	4,413,014
				LIBOR-BBA —	Semiannually
				Quarterly
953,900	257,656 E	(33)	1/24/55	3 month USD-	1.977% —	257,623
				LIBOR-BBA —	Semiannually
				Quarterly
33,741,000	3,084,197	(447)	1/27/30	3 month USD-	1.668% —	3,074,503
				LIBOR-BBA —	Semiannually
				Quarterly
88,067,100	6,431,981	(597,822)	2/18/30	1.4765% —	3 month USD-	(7,007,161)
				Semiannually	LIBOR-BBA —
					Quarterly
85,585,000	6,573,270	(1,135)	2/12/30	3 month USD-	1.516% —	6,549,172
				LIBOR-BBA —	Semiannually
				Quarterly
3,797,800	341,627 E	(130)	3/4/52	1.265% —	3 month USD-	(341,757)
				Semiannually	LIBOR-BBA —
					Quarterly

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$16,469,700	$546,349 E	$(233)	3/4/31	3 month USD-	1.101% —	$546,116
				LIBOR-BBA —	Semiannually
				Quarterly
503,853,000	1,815,382 E	(1,900)	9/8/21	0.68% —	3 month USD-	(1,817,282)
				Semiannually	LIBOR-BBA —
					Quarterly
1,089,717,400	2,807,112 E	(4,108)	10/15/21	0.571% —	3 month USD-	(2,811,220)
				Semiannually	LIBOR-BBA —
					Quarterly
41,830,000	2,043,228 E	(1,426)	1/27/47	3 month USD-	1.27% —	2,041,802
				LIBOR-BBA —	Semiannually
				Quarterly
3,533,000	169,778 E	(120)	3/7/50	1.275% —	3 month USD-	(169,899)
				Semiannually	LIBOR-BBA —
					Quarterly
6,437,300	105,784 E	(220)	3/10/52	0.8725% —	3 month USD-	105,565
				Semiannually	LIBOR-BBA —
					Quarterly
60,638,000	8,065	(804)	3/11/30	0.70792% —	3 month USD-	10,583
				Semiannually	LIBOR-BBA —
					Quarterly
60,638,000	42,750	(804)	3/11/30	0.7165% —	3 month USD-	(40,521)
				Semiannually	LIBOR-BBA —
					Quarterly
8,859,800	518,803 E	(302)	3/11/52	0.717% —	3 month USD-	518,501
				Semiannually	LIBOR-BBA —
					Quarterly
2,819,000	129,006	(96)	3/12/50	0.73081% —	3 month USD-	129,051
				Semiannually	LIBOR-BBA —
					Quarterly
22,301,000	1,373,541	(760)	3/16/50	0.6725% —	3 month USD-	1,373,871
				Semiannually	LIBOR-BBA —
					Quarterly
14,868,000	813,919 E	(507)	4/16/50	0.7025% —	3 month USD-	813,412
				Semiannually	LIBOR-BBA —
					Quarterly
21,905,000	157,826	(177)	3/16/25	0.638% —	3 month USD-	(156,617)
				Semiannually	LIBOR-BBA —
					Quarterly
15,932,000	143,914	(129)	3/16/25	0.675% —	3 month USD-	(143,280)
				Semiannually	LIBOR-BBA —
					Quarterly
108,801,000	1,615,368	(1,442)	3/16/30	0.86% —	3 month USD-	(1,619,991)
				Semiannually	LIBOR-BBA —
					Quarterly
20,825,000	198,108	(710)	3/16/50	0.8625% —	3 month USD-	196,768
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$225,000	$2,315 E	$(359)	6/17/25	3 month USD-	0.70% —	$1,956
				LIBOR-BBA —	Semiannually
				Quarterly
85,551,000	702,545 E	(130,290)	6/17/30	0.80% —	3 month USD-	(832,834)
				Semiannually	LIBOR-BBA —
					Quarterly
77,103,000	943,741	(624)	3/17/25	0.744% —	3 month USD-	(939,587)
				Semiannually	LIBOR-BBA —
					Quarterly
77,103,000	1,010,358	(624)	3/17/25	0.7615% —	3 month USD-	(1,006,728)
				Semiannually	LIBOR-BBA —
					Quarterly
37,470,000	460,469	(303)	3/17/25	0.745% —	3 month USD-	(458,464)
				Semiannually	LIBOR-BBA —
					Quarterly
10,073,100	188,115 E	(143)	3/17/32	3 month USD-	1.03% —	187,973
				LIBOR-BBA —	Semiannually
				Quarterly
77,103,000	964,636	(624)	3/17/25	0.7495% —	3 month USD-	(960,646)
				Semiannually	LIBOR-BBA —
					Quarterly
77,103,000	1,008,430	(624)	3/17/25	0.761% —	3 month USD-	(1,004,785)
				Semiannually	LIBOR-BBA —
					Quarterly
77,103,000	1,057,930	(624)	3/17/25	0.774% —	3 month USD-	(1,054,676)
				Semiannually	LIBOR-BBA —
					Quarterly
356,741,000	402,404 E	(502,272)	6/17/22	3 month USD-	0.40% —	(99,868)
				LIBOR-BBA —	Semiannually
				Quarterly
75,662,000	398,133	(612)	3/18/25	0.6045% —	3 month USD-	(389,092)
				Semiannually	LIBOR-BBA —
					Quarterly
32,815,000	1,277,652	(1,119)	3/19/50	3 month USD-	0.7575% —	(1,282,950)
				LIBOR-BBA —	Semiannually
				Quarterly
32,815,000	1,120,173	(1,119)	3/19/50	3 month USD-	0.775% —	(1,125,279)
				LIBOR-BBA —	Semiannually
				Quarterly
35,399,000	747,308	(1,207)	3/19/50	3 month USD-	0.8225% —	(752,256)
				LIBOR-BBA —	Semiannually
				Quarterly
179,760,000	2,151,368	(1,454)	3/19/25	0.747% —	3 month USD-	(2,129,301)
				Semiannually	LIBOR-BBA —
					Quarterly
93,457,000	969,523	(756)	3/20/25	0.717% —	3 month USD-	(955,995)
				Semiannually	LIBOR-BBA —
					Quarterly

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$92,983,000	$1,010,539	$(752)	3/20/25	0.727% —	3 month USD-	$(997,364)
				Semiannually	LIBOR-BBA —
					Quarterly
52,028,100	2,030,605	(690)	3/27/30	3 month USD-	1.1175% —	2,027,219
				LIBOR-BBA —	Semiannually
				Quarterly
52,028,300	1,890,188	(690)	3/27/30	1.09% —	3 month USD-	(1,888,024)
				Semiannually	LIBOR-BBA —
					Quarterly
1,548,400	52,481	(21)	4/2/30	3 month USD-	1.07% —	52,461
				LIBOR-BBA —	Semiannually
				Quarterly
28,309,000	837,805	(375)	3/23/30	1.02% —	3 month USD-	(836,139)
				Semiannually	LIBOR-BBA —
					Quarterly
28,309,000	782,263	(375)	3/23/30	1.00% —	3 month USD-	(780,471)
				Semiannually	LIBOR-BBA —
					Quarterly
28,309,000	726,720	(375)	3/23/30	0.98% —	3 month USD-	(724,803)
				Semiannually	LIBOR-BBA —
					Quarterly
1,665,000	19,907	(13)	3/23/25	0.7525% —	3 month USD-	(19,701)
				Semiannually	LIBOR-BBA —
					Quarterly
1,665,000	19,039	(13)	3/23/25	0.742% —	3 month USD-	(18,830)
				Semiannually	LIBOR-BBA —
					Quarterly
4,902,600	11,992 E	(60)	3/24/32	3 month USD-	1.07% —	11,932
				LIBOR-BBA —	Semiannually
				Quarterly
2,774,900	1,260 E	(42)	3/24/35	3 month USD-	0.968% —	(1,302)
				LIBOR-BBA —	Semiannually
				Quarterly
45,321,000	205,531	(601)	3/25/30	0.6725% —	3 month USD-	210,563
				Semiannually	LIBOR-BBA —
					Quarterly
135,750,000	228,332	(1,800)	3/27/30	3 month USD-	0.73705% —	213,761
				LIBOR-BBA —	Semiannually
				Quarterly
67,875,000	36,788	(900)	3/27/30	3 month USD-	0.71439% —	(44,245)
				LIBOR-BBA —	Semiannually
				Quarterly
67,875,000	14,050	(900)	3/27/30	3 month USD-	0.7178% —	(21,154)
				LIBOR-BBA —	Semiannually
				Quarterly
33,170,000	577,390	(1,131)	3/30/50	3 month USD-	0.8385% —	(580,282)
				LIBOR-BBA —	Semiannually
				Quarterly

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$3,671,000	$5,316	$(49)	3/30/30	3 month USD-	0.7375% —	$5,062
					LIBOR-BBA —	Semiannually
					Quarterly
	65,038,000	444,990	(862)	3/31/30	3 month USD-	0.655% —	(448,472)
					LIBOR-BBA —	Semiannually
					Quarterly
	3,810,000	36,744	(51)	4/1/30	3 month USD-	0.62658% —	(36,794)
					LIBOR-BBA —	Semiannually
					Quarterly
	35,974,000	1,517,096 E	(1,227)	5/1/50	3 month USD-	0.7475% —	(1,518,322)
					LIBOR-BBA —	Semiannually
					Quarterly
	134,072,000	91,571	(506)	4/1/22	3 month USD-	0.495% —	91,066
					LIBOR-BBA —	Semiannually
					Quarterly
	129,291,000	80,936	(488)	4/1/22	3 month USD-	0.4921% —	80,449
					LIBOR-BBA —	Semiannually
					Quarterly
	112,524,000	229,549	(911)	4/1/25	3 month USD-	0.4825% —	(230,459)
					LIBOR-BBA —	Semiannually
					Quarterly
	49,452,000	51,430	(656)	4/2/30	0.71% —	3 month USD-	50,774
					Semiannually	LIBOR-BBA —
						Quarterly
	48,305,000	77,771	(640)	4/2/30	0.70418% —	3 month USD-	77,131
					Semiannually	LIBOR-BBA —
						Quarterly
	50,608,000	70,345	(671)	4/2/30	0.7065% —	3 month USD-	69,674
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	194,599,000	798,385	(499)	10/30/21	0.80% —	3 month AUD-	(779,677)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	40,343,000	997,761	(364)	10/30/29	6 month AUD-	1.305% —	1,024,634
					BBR-BBSW —	Semiannually
					Semiannually
AUD	195,126,000	819,510	(500)	10/30/21	0.81% —	3 month AUD-	(802,892)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	40,343,000	1,044,289	(364)	10/30/29	6 month AUD-	1.325% —	1,073,444
					BBR-BBSW —	Semiannually
					Semiannually
AUD	1,119,500	29,080 E	(11)	1/30/35	1.692% —	6 month AUD-	(29,091)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	3,719,600	48,630 E	(37)	3/5/35	1.47% —	6 month AUD-	(48,667)
					Semiannually	BBR-BBSW —
						Semiannually

76 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	65,510,000	$1,132,537 E	$(41,477)	6/17/30	6 month AUD-	1.20% —	$1,091,060
					BBR-BBSW —	Semiannually
					Semiannually
AUD	1,312,000	12,713 E	1,542	6/17/25	6 month AUD-	0.90% —	14,254
					BBR-BBSW —	Semiannually
					Semiannually
AUD	1,399,700	12,793 E	(12)	3/25/35	1.4025% —	6 month AUD-	(12,805)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	2,018,200	32,381 E	(24)	3/28/40	1.445% —	6 month AUD-	(32,404)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	7,680,600	8,867 E	(92)	4/1/40	1.1685% —	6 month AUD-	(8,959)
					Semiannually	BBR-BBSW —
						Semiannually
CAD	364,459,000	2,983,421	(1,027)	8/15/21	3 month CAD-	1.61% —	2,871,630
					BA-CDOR —	Semiannually
					Semiannually
CAD	38,278,000	915,620	(380)	8/15/29	1.4925% —	3 month CAD-	(900,503)
					Semiannually	BA-CDOR —
						Semiannually
CAD	113,033,500	2,473,436	(799)	9/18/24	3 month CAD-	1.638% —	2,478,320
					BA-CDOR —	Semiannually
					Semiannually
CAD	113,033,500	2,445,003	(799)	9/18/24	3 month CAD-	1.63% —	2,449,644
					BA-CDOR —	Semiannually
					Semiannually
CAD	18,871,000	703,080	(187)	10/9/29	1.6875% —	3 month CAD-	(680,818)
					Semiannually	BA-CDOR —
						Semiannually
CAD	179,024,000	1,964,519	(508)	2/24/22	3 month CAD-	1.621% —	1,921,914
					BA-CDOR —	Semiannually
					Semiannually
CAD	37,715,000	1,180,118	(376)	2/24/30	1.60% —	3 month CAD-	(1,199,978)
					Semiannually	BA-CDOR —
						Semiannually
CAD	34,993,000	2,324,015	(865)	3/11/50	3 month CAD-	1.134% —	(2,321,501)
					BA-CDOR —	Semiannually
					Semiannually
CAD	17,539,000	165,220 E	(36,937)	6/17/30	3 month CAD-	1.00% —	(202,157)
					BA-CDOR —	Semiannually
					Semiannually
CAD	13,263,000	25,003 E	(47,266)	6/17/25	0.90% —	3 month CAD-	(22,263)
					Semiannually	BA-CDOR —
						Semiannually
CHF	53,914,000	790,365	(446)	8/9/24	0.8475% plus	—	(1,041,155)
					6 month CHF-
					LIBOR-BBA —
					Semiannually

Diversified Income Trust 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	26,202,000	$277,755	$(214)	9/13/24	0.765% plus	—	$(379,062)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	32,398,000	255,313 E	31,862	6/17/25	0.60% plus	—	(223,452)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	29,589,000	412,248 E	(88,760)	6/17/30	0.30% plus	—	(501,007)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CZK	1,301,918,000	5,336,037	(757)	3/19/29	1.948% —	6 month CZK-	(5,338,983)
					Annually	PRIBOR —
						Semiannually
CZK	1,243,451,000	952,918	(435)	8/9/24	6 month CZK-	1.28% —	1,235,678
					PRIBOR —	Annually
					Semiannually
EUR	7,235,600	3,084,230 E	(277)	11/29/58	1.484% —	6 month EUR-	(3,084,507)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	9,840,300	3,784,905	(381)	2/19/50	6 month	1.354% —	3,806,095
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	10,864,000	3,880,280	(415)	3/11/50	1.267% —	6 month EUR-	(3,892,024)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	11,002,000	3,730,534	(420)	3/12/50	1.2115% —	6 month EUR-	(3,741,604)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	13,678,600	4,191,228	(528)	3/26/50	1.113% —	6 month EUR-	(4,194,867)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	13,443,000	5,108,663 E	(509)	11/29/58	6 month	1.343% —	5,108,154
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	14,233,000	4,054,778	(541)	2/19/50	1.051% —	6 month EUR-	(4,080,982)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	10,466,600	2,890,867 E	(401)	6/7/54	1.054% —	6 month EUR-	(2,891,268)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

78 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	9,550,400	$2,257,040	$(367)	2/19/50	0.9035% —	6 month EUR-	$(2,272,819)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	8,829,000	1,785,751	(337)	2/21/50	0.80% —	6 month EUR-	(1,798,549)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	22,091,800	1,998,202 E	(840)	8/8/54	0.49% —	6 month EUR-	(1,999,042)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	12,792,500	34,651 E	(483)	6/6/54	6 month	0.207% —	(35,134)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	20,383,200	317,989	(766)	2/19/50	0.233% —	6 month EUR-	(334,094)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,260,000	1,680	1,741	12/18/21	—	0.401% plus	3,637
						6 month EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	900,000	5,251	(6,609)	12/18/24	—	0.351% plus	(1,346)
						6 month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	80,872,000	646,387	(713)	10/11/24	—	0.4047% plus	651,528
						6 month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	70,039,500	9,439,298	(2,643)	2/19/50	6 month	0.595% —	9,521,926
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	94,639,000	871,342 E	(1,174)	1/27/30	6 month	0.352% —	870,168
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	8,796,100	234,546 E	(329)	3/4/54	0.134% —	6 month EUR-	234,218
					Annually	EURIBOR-
						REUTERS —
						Semiannually

Diversified Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	4,363,500	$635,924 E	$(168)	3/13/54	—	0.2275%	$635,756
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	189,542,000	916,457 E	1,072,415	6/17/25	0.30% plus	—	155,958
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	45,646,000	794,613 E	1,231,441	6/17/30	0.15% plus	—	436,827
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
GBP	1,050,000	3,939	(1,016)	12/18/21	0.701% —	6 month GBP-	(4,354)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	220,000	2,803	255	12/18/24	0.751% —	6 month GBP-	(2,463)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	110,056,000	945,831 E	(800)	1/10/24	6 month GBP-	0.855% —	945,031
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	111,120,000	940,483 E	(1,003)	1/10/26	0.965% —	6 month GBP-	(941,486)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	207,352,000	1,474,742 E	(1,508)	1/13/24	6 month GBP-	0.795% —	1,473,234
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	210,545,000	1,573,292 E	(1,903)	1/15/26	0.926% —	6 month GBP-	(1,575,195)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	44,088,000	151,142 E	(50,959)	6/17/25	Sterling Over-	0.30% —	100,183
					night Index	Annually
					Average —
					Annually
GBP	27,477,000	310,576 E	(213,236)	6/17/30	Sterling Over-	0.40% —	97,340
					night Index	Annually
					Average —
					Annually
JPY	732,682,200	772,667 E	(213)	8/29/43	0.7495% —	6 month JPY-	(772,881)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	12,457,000,000	975,127 E	(1,274)	1/16/30	6 month JPY-	0.245% —	973,854
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	6,399,000,000	1,941,214 E	(1,139)	1/16/40	0.565% —	6 month JPY-	(1,942,352)
					Semiannually	LIBOR-BBA —
						Semiannually

80 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
JPY	929,267,100	$25,875 E	$(280)	8/29/43	0.194% —	6 month JPY-	$(26,155)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	999,023,000	3,617,506	(947)	7/1/24	1.735% —	6 month NOK-	(4,519,736)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	523,975,000	3,484,716	(815)	7/1/29	6 month NOK-	1.82% —	3,993,232
					NIBOR-NIBR —	Annually
					Semiannually
NOK	2,472,275,000	2,953,713 E	(1,032)	1/25/22	1.8075% —	3 month NOK-	(2,954,744)
					Annually	NIBOR-NIBR —
						Quarterly
NOK	61,322,000	140,275 E	(64,177)	6/17/30	6 month NOK-	1.30% —	76,098
					NIBOR-NIBR —	Annually
					Semiannually
NOK	545,923,000	1,008,202 E	209,921	6/17/25	1.20% —	6 month NOK-	(798,281)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	288,988,000	388,321	(371)	3/19/30	6 month NOK-	1.195% —	387,275
					NIBOR-NIBR —	Annually
					Semiannually
NZD	82,168,000	1,688,483	(433)	12/13/24	3 month NZD-	1.3625% —	1,881,473
					BBR-FRA —	Semiannually
					Quarterly
NZD	82,168,000	1,778,060	(436)	12/17/24	3 month NZD-	1.39% —	1,976,843
					BBR-FRA —	Semiannually
					Quarterly
NZD	82,168,000	1,708,144	(436)	12/18/24	3 month NZD-	1.36% —	1,900,922
					BBR-FRA —	Semiannually
					Quarterly
NZD	30,819,000	266,706 E	(98,029)	6/17/30	3 month NZD-	1.10% —	168,676
					BBR-FRA —	Semiannually
					Quarterly
NZD	54,985,000	424,260 E	122,502	6/17/25	0.90% —	3 month NZD-	(301,759)
					Semiannually	BBR-FRA —
						Quarterly
SEK	1,249,428,000	161,538 E	(494)	1/21/22	3 month SEK-	0.24% —	161,044
					STIBOR-SIDE —	Annually
					Quarterly
SEK	2,498,856,000	342,273 E	(985)	1/25/22	3 month SEK-	0.2475% —	341,288
					STIBOR-SIDE —	Annually
					Quarterly
SEK	1,523,985,000	177,932 E	(599)	1/28/22	3 month SEK-	0.2275% —	177,334
					STIBOR-SIDE —	Annually
					Quarterly
SEK	261,110,000	179,958	(354)	3/2/30	0.3125% —	3 month SEK-	161,197
					Annually	STIBOR-SIDE —
						Quarterly

Diversified Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	1,298,324,000	$128,880	$(500)	3/2/22	3 month SEK-	0.07% —	$(63,740)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	261,110,000	248,664	(357)	3/3/30	0.286% —	3 month SEK-	231,081
					Annually	STIBOR-SIDE —
						Quarterly
SEK	1,298,324,000	153,160	(504)	3/3/22	3 month SEK-	0.06% —	(91,296)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	787,000	1,169 E	(200)	6/17/30	0.25% —	3 month SEK-	970
					Annually	STIBOR-SIDE —
						Quarterly
SEK	663,926,000	328,253 E	(95,240)	6/17/25	0.10% —	3 month SEK-	233,012
					Annually	STIBOR-SIDE —
						Quarterly
Total			$(152,653)				$(154,438,603)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$770,391	$650,582	$—	1/12/41	4.50% (1 month	Synthetic TRS	$(109,982)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
6,205,573	6,230,906	—	1/12/40	4.00% (1 month	Synthetic MBX	34,759
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,882,429	1,890,113	—	1/12/40	4.00% (1 month	Synthetic MBX	10,544
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
950,523	954,403	—	1/12/40	4.00% (1 month	Synthetic MBX	5,324
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
949,346	953,221	—	1/12/40	4.00% (1 month	Synthetic MBX	5,318
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,890,290	4,878,376	—	1/12/40	4.50% (1 month	Synthetic MBX	(3,466)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$682,131	$680,094	$—	1/12/41	4.50% (1 month	Synthetic MBX	$(870)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
462,432	461,305	—	1/12/40	4.50% (1 month	Synthetic MBX	(328)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,221,504	58,647,427	—	1/12/41	5.00% (1 month	Synthetic MBX	(460,258)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,800,935	9,705,767	—	1/12/40	5.00% (1 month	Synthetic MBX	(76,292)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
843,619	842,893	—	1/12/41	5.00% (1 month	Synthetic MBX Index	938
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
324,952	320,786	—	1/12/39	(5.50%) 1 month	Synthetic MBX	3,471
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,196,965	2,201,139	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(9,224)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,413,932	37,863,877	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(540,459)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
164,212	138,961	—	1/12/41	3.50% (1 month	Synthetic TRS	(23,399)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
470,247	404,770	—	1/12/42	4.00% (1 month	Synthetic TRS	(59,945)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,857,705	1,585,970	—	1/12/41	(4.00%) 1 month	Synthetic TRS	249,481
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,432,322	3,783,987	—	1/12/41	(4.00%) 1 month	Synthetic TRS	595,239
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$119,641	$103,418	$—	1/12/41	5.00% (1 month	Synthetic TRS	$(14,646)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,005,030	868,755	—	1/12/41	(5.00%) 1 month	Synthetic TRS	123,029
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
585,871	525,324	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(53,455)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
447,341	401,110	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(40,815)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
352,707	316,256	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(32,181)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
140,857	126,300	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(12,852)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
332,227	296,631	—	1/12/39	6.00% (1 month	Synthetic TRS	(31,599)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,687	5,078	—	1/12/39	(6.00%)1 month	Synthetic TRS	(541)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
785,384	726,701	—	1/12/38	6.50% (1 month	Synthetic TRS	(49,350)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
112,689	104,269	—	1/12/38	6.50% (1 month	Synthetic TRS	(7,081)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
57,344	53,060	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,603)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

84 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$934,082	$925,028	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(7,259)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
313,148	310,112	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,434)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
3,299,187	3,267,205	—	1/12/41	5.00% (1 month	Synthetic MBX	(25,641)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
687,331	680,668	—	1/12/41	5.00% (1 month	Synthetic MBX	(5,342)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,715,307	1,538,037	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(156,504)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
363,116	286,972	—	1/12/44	3.00% (1 month	Synthetic TRS	(72,430)
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
338,555	255,781	—	1/12/43	3.00% (1 month	Synthetic TRS	(79,326)
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,230,839	2,671,891	—	1/12/43	3.50% (1 month	Synthetic TRS	(524,096)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
833,282	644,326	—	1/12/45	3.50% (1 month	Synthetic TRS	(179,270)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
569,942	471,340	—	1/12/43	3.50% (1 month	Synthetic TRS	(92,454)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,700,193	3,711,148	—	1/12/45	4.00% (1 month	Synthetic TRS	(930,970)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,962,630	2,339,214	—	1/12/45	4.00% (1 month	Synthetic TRS	(586,810)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$2,067,185	$1,764,809	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(277,613)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
337,976	288,539	—	1/12/41	4.00% (1 month	Synthetic TRS	(45,389)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
259,050	221,158	—	1/12/41	4.00% (1 month	Synthetic TRS	(34,789)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
264,994	209,232	—	1/12/45	4.00% (1 month	Synthetic TRS	(52,487)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,230,331	1,904,091	—	1/12/41	(4.00%) 1 month	Synthetic TRS	299,523
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
163,053	138,562	—	1/12/42	4.50% (1 month	Synthetic TRS	(22,509)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,523	6,517	—	1/12/40	5.00% (1 month	Synthetic TRS	(907)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,028,360	888,921	—	1/12/41	(5.00%) 1 month	Synthetic TRS	125,885
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,261,348	1,090,318	—	1/12/41	(5.00%) 1 month	Synthetic TRS	154,405
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,040,332	932,818	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(94,920)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
534,963	537,147	—	1/12/40	4.00% (1 month	Synthetic MBX	2,996
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,304,747	3,344,490	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(47,738)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

86 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$879,117	$876,975	$—	1/12/40	(4.50%) 1 month	Synthetic MBX	$623
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,045,316	1,035,166	—	1/12/40	(5.00%) 1 month	Synthetic MBX	8,137
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
425,457	420,003	—	1/12/39	5.50% (1 month	Synthetic MBX	(4,544)
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
503,275	504,231	—	1/12/39	6.00%) 1 month	Synthetic MBX	(2,113)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
716,028	724,640	—	1/12/38	6.50% (1 month	Synthetic MBX	10,343
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,301	104,543	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,492)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
113,380	114,744	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,638)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
302,467	306,104	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,369)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
413,093	418,061	—	1/12/39	(6.50%) 1 month	Synthetic MBX	(5,967)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
624,349	631,858	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(9,019)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
853,726	863,993	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,332)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,237,352	1,252,233	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(17,874)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,484,878	$1,502,735	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(21,450)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,661,930	1,681,916	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24,007)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,276,668	2,304,047	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(32,887)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,351,880	1,068,399	—	1/12/44	(3.00%) 1 month	Synthetic TRS	269,656
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,800,781	3,143,231	—	1/12/43	(3.50%) 1 month	Synthetic TRS	616,550
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,953,673	2,332,142	—	1/12/45	4.00% (1 month	Synthetic TRS	(585,036)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,640,175	2,253,985	—	1/12/41	4.00% (1 month	Synthetic TRS	(354,563)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,010,030	1,587,067	—	1/12/45	4.00% (1 month	Synthetic TRS	(398,128)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,668,228	1,435,943	—	1/12/42	4.00% (1 month	Synthetic TRS	(212,658)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,280,292	1,102,024	—	1/12/42	4.00% (1 month	Synthetic TRS	(163,205)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,175,257	1,011,613	—	1/12/42	4.00% (1 month	Synthetic TRS	(149,816)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,175,257	1,011,613	—	1/12/42	4.00% (1 month	Synthetic TRS	(149,816)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

88 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$784,823	$670,024	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(105,398)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
703,590	616,528	—	1/12/40	4.00% (1 month	Synthetic TRS	(78,666)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
302,470	258,226	—	1/12/41	4.00% (1 month	Synthetic TRS	(40,620)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
133,682	114,128	—	1/12/41	4.00% (1 month	Synthetic TRS	(17,953)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,994	11,093	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,745)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
838,629	708,208	—	1/12/41	4.50% (1 month	Synthetic TRS	(119,724)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
111,683	94,315	—	1/12/41	4.50% (1 month	Synthetic TRS	(15,944)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,444,643	2,113,166	—	1/12/41	(5.00%) 1 month	Synthetic TRS	299,256
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,042	20,661	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,102)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
698,027	623,238	—	1/12/39	6.00% (1 month	Synthetic TRS	(66,392)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
487,298	435,087	—	1/12/39	6.00% (1 month	Synthetic TRS	(46,349)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
316,822	282,877	—	1/12/39	6.00% (1 month	Synthetic TRS	(30,134)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$244,545	$218,343	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(23,260)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
77,851	69,509	—	1/12/39	6.00% (1 month	Synthetic TRS	(7,405)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
346,699	320,794	—	1/12/38	6.50% (1 month	Synthetic TRS	(21,785)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
267,145	247,184	—	1/12/38	6.50% (1 month	Synthetic TRS	(16,786)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
178,607	165,262	—	1/12/38	6.50% (1 month	Synthetic TRS	(11,223)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,023	947	—	1/12/38	6.50% (1 month	Synthetic TRS	(64)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
1,758,753	1,501,493	—	1/12/41	4.00% (1 month	Synthetic TRS	(236,192)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
223,250	190,594	—	1/12/41	4.00% (1 month	Synthetic TRS	(29,981)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,444,643	2,113,166	—	1/12/41	(5.00%) 1 month	Synthetic TRS	299,256
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
2,805,019	2,515,132	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	255,929
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
900,669	776,100	—	1/12/44	4.00% (1 month	Synthetic TRS	(113,903)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

90 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$5,769,281	$4,965,964	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$735,440
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
327,337	276,430	—	1/12/41	(4.50%) 1 month	Synthetic TRS	46,731
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		4,152,833
Upfront premium (paid)		—		Unrealized (depreciation)		(7,905,774)
Total		$—		Total		$(3,752,941)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	64,796,000	$14,019,640	$(1,564)	8/15/37	1.7138% — At	Eurostat Eurozone	$14,018,076
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	25,667,000	5,607,445	—	7/15/37	1.71% — At	Eurostat Eurozone	5,607,445
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	25,667,000	2,435,037	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(2,435,037)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	6,212,966	(834)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(6,213,800)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	7,227,077	(1,328)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(7,228,405)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	7,252,482	(1,335)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(7,253,817)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	7,260,909	(1,343)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(7,262,252)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	7,269,462	(1,341)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(7,270,803)
					maturity	HICP excluding
						tobacco — At
						maturity

Diversified Income Trust 91

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	51,907,000	$4,193,175	$(1,109)	12/15/28	3.665% — At	GBP Non-revised UK	$4,192,066
					maturity	Retail Price Index —
						At maturity
GBP	73,607,000	1,891,081	(961)	11/15/24	3.385% — At	GBP Non-revised UK	1,890,120
					maturity	Retail Price Index —
						At maturity
GBP	58,136,000	1,749,666	(1,369)	3/15/28	3.34% — At	GBP Non-revised UK	1,748,297
					maturity	Retail Price Index —
						At maturity
GBP	40,490,000	1,632,448	(937)	3/15/28	3.4025% — At	GBP Non-revised UK	1,631,512
					maturity	Retail Price Index —
						At maturity
GBP	31,146,000	1,037,725	(728)	2/15/28	3.34% — At	GBP Non-revised UK	1,036,997
					maturity	Retail Price Index —
						At maturity
GBP	37,299,000	947,800	(486)	11/15/24	3.381% — At	GBP Non-revised UK	947,314
					maturity	Retail Price Index —
						At maturity
GBP	37,299,000	862,184	—	12/15/24	3.42% — At	GBP Non-revised UK	862,184
					maturity	Retail Price Index —
						At maturity
GBP	14,535,000	550,284	(339)	3/15/28	3.3875% — At	GBP Non-revised UK	549,945
					maturity	Retail Price Index —
						At maturity
GBP	15,612,000	8,486,588	(822)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(8,487,410)
					maturity	Retail Price Index —
						At maturity
	$213,544,000	1,522,355	(3,588)	3/11/30	1.165% — At	USA Non Revised	1,518,768
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	53,382,000	406,397	(539)	3/18/25	(0.41%) — At	USA Non Revised	405,858
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	53,382,000	812,261	(897)	3/18/30	0.95% — At	USA Non Revised	(813,157)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	213,544,000	2,193,310	(2,157)	3/11/25	(0.77%) — At	USA Non Revised	(2,195,467)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

92 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$52,949,000	$2,824,882	$(535)	11/29/24	(1.703%) — At	USA Non Revised	$(2,825,417)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
52,949,000	3,036,837	(535)	12/10/24	(1.7625%) — At	USA Non Revised	(3,037,372)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
105,911,000	5,686,362	(1,070)	11/21/24	(1.71%) — At	USA Non Revised	(5,687,433)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(23,817)				$(26,301,788)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$39,713	$581,000	$128,575	5/11/63	300 bp —	$(88,523)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	79,608	1,321,000	292,337	5/11/63	300 bp —	(211,959)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	163,473	2,648,000	586,002	5/11/63	300 bp —	(420,985)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,838	2,734,000	605,034	5/11/63	300 bp —	(447,602)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	3,092,664	21,559,000	8,420,945	5/11/63	500 bp —	(5,307,321)
Index						Monthly
CMBX NA BB.7	BB/P	596,583	11,690,000	3,923,164	1/17/47	500 bp —	(3,315,215)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,999	25,000	5,533	5/11/63	300 bp —	(3,519)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	139,685	2,123,000	469,820	5/11/63	300 bp —	(328,897)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	191,694	2,907,000	643,319	5/11/63	300 bp —	(449,929)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	270,815	3,978,000	880,331	5/11/63	300 bp —	(607,196)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,007,067	141,445,000	31,301,779	5/11/63	300 bp —	(22,212,202)
Index						Monthly

Diversified Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.7	BB/P	$369,046	$2,759,000	$925,920	1/17/47	500 bp —	$(554,193)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	281,868	2,551,000	564,536	5/11/63	300 bp —	(281,180)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	511,694	4,631,000	1,024,840	5/11/63	300 bp —	(510,445)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,738,743	199,428,000	44,133,416	5/11/63	300 bp —	(25,278,340)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	3,286,994	44,470,000	8,040,176	1/17/47	300 bp —	(4,727,241)
Index						Monthly
Deutsche Bank AG
CMBX NA BBB–.6	BBB–/P	54,693	513,000	113,527	5/11/63	300 bp —	(58,535)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	350,890	2,265,000	501,245	5/11/63	300 bp —	(149,033)
Index						Monthly
CMBX NA BB.6	BB–/P	9,903	63,000	24,608	5/11/63	500 bp —	(14,644)
Index						Monthly
CMBX NA BB.6	BB–/P	125,982	887,000	346,462	5/11/63	500 bp —	(219,618)
Index						Monthly
CMBX NA BB.6	BB–/P	267,878	2,292,000	895,255	5/11/63	500 bp —	(625,149)
Index						Monthly
CMBX NA BB.6	BB–/P	307,597	2,570,000	1,003,842	5/11/63	500 bp —	(693,746)
Index						Monthly
CMBX NA BB.6	BB–/P	530,835	4,591,000	1,793,245	5/11/63	500 bp —	(1,257,947)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,061	14,000	3,098	5/11/63	300 bp —	(2,029)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,683	21,000	4,647	5/11/63	300 bp —	(2,952)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,131	29,000	6,418	5/11/63	300 bp —	(2,270)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,908	74,000	16,376	5/11/63	300 bp —	(6,425)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,848	74,000	16,376	5/11/63	300 bp —	(6,485)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,927	130,000	28,769	5/11/63	300 bp —	(17,765)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,498	164,000	36,293	5/11/63	300 bp —	(27,700)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,121	178,000	39,391	5/11/63	300 bp —	(26,166)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,043	178,000	39,391	5/11/63	300 bp —	(26,245)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,289	209,000	46,252	5/11/63	300 bp —	(21,841)
Index						Monthly

94 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$32,064	$505,000	$111,757	5/11/63	300 bp —	$(79,398)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,545	534,000	118,174	5/11/63	300 bp —	(77,317)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,965	542,000	119,945	5/11/63	300 bp —	(71,663)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,859	633,000	140,083	5/11/63	300 bp —	(108,855)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	64,149	639,000	141,411	5/11/63	300 bp —	(76,888)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	112,874	813,000	179,917	5/11/63	300 bp —	(66,569)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,671	872,000	192,974	5/11/63	300 bp —	(147,793)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	107,255	1,069,000	236,570	5/11/63	300 bp —	(128,692)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	101,718	1,174,000	259,806	5/11/63	300 bp —	(157,404)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	105,653	1,252,000	277,068	5/11/63	300 bp —	(170,684)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	157,809	1,410,000	312,033	5/11/63	300 bp —	(153,401)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	110,705	1,625,000	359,613	5/11/63	300 bp —	(247,959)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	184,883	1,672,000	370,014	5/11/63	300 bp —	(184,155)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,201	1,851,000	409,626	5/11/63	300 bp —	(252,345)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,735	1,855,000	410,512	5/11/63	300 bp —	(255,694)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	211,483	1,898,000	420,027	5/11/63	300 bp —	(207,437)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,998	2,053,000	454,329	5/11/63	300 bp —	(230,133)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,137	2,053,000	454,329	5/11/63	300 bp —	(230,994)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	499,695	5/11/63	300 bp —	(246,416)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	499,695	5/11/63	300 bp —	(246,416)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	111,130	2,297,000	508,326	5/11/63	300 bp —	(395,856)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	267,527	2,431,000	537,980	5/11/63	300 bp —	(269,036)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	193,626	2,447,000	541,521	5/11/63	300 bp —	(346,468)
Index						Monthly

Diversified Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$292,059	$2,489,000	$550,816	5/11/63	300 bp —	$(257,305)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	151,736	2,909,000	643,762	5/11/63	300 bp —	(490,329)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	416,852	3,062,000	677,621	5/11/63	300 bp —	(258,982)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	327,157	3,109,000	688,022	5/11/63	300 bp —	(359,051)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,347	3,152,000	697,538	5/11/63	300 bp —	(539,352)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	484,654	3,296,000	729,405	5/11/63	300 bp —	(242,828)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	376,979	3,482,000	770,567	5/11/63	300 bp —	(391,556)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	179,679	3,660,000	809,958	5/11/63	300 bp —	(628,144)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	597,823	3,894,000	861,742	5/11/63	300 bp —	(261,648)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	202,429	4,008,000	886,970	5/11/63	300 bp —	(682,204)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	459,364	4,109,000	909,322	5/11/63	300 bp —	(447,561)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	718,374	4,321,000	956,237	5/11/63	300 bp —	(235,343)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	529,485	4,803,000	1,062,904	5/11/63	300 bp —	(530,617)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	530,599	5,080,000	1,124,204	5/11/63	300 bp —	(590,641)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	930,682	6,242,000	1,381,355	5/11/63	300 bp —	(447,031)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	947,810	6,289,000	1,391,756	5/11/63	300 bp —	(440,277)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	77,611	1,050,000	189,840	1/17/47	300 bp —	(111,617)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	636,466	5,501,000	994,581	1/17/47	300 bp —	(354,906)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.10	BB–/P	281,476	3,508,000	1,617,890	5/11/63	500 bp —	(1,333,003)
Index						Monthly
CMBX NA BB.6	BB–/P	583,224	4,089,000	1,597,163	5/11/63	500 bp —	(1,009,964)
Index						Monthly
CMBX NA BB.7	BB/P	138,385	2,664,000	894,038	1/17/47	500 bp —	(753,063)
Index						Monthly
CMBX NA BB.7	BB/P	988,256	3,178,000	1,066,537	1/17/47	500 bp —	(75,191)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,680	88,000	15,910	5/11/63	300 bp —	4,770
Index						Monthly

96 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$24,667	$286,000	$63,292	5/11/63	300 bp —	$(38,459)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,835	550,000	121,715	5/11/63	300 bp —	(73,560)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,863,133	207,290,000	45,873,277	5/11/63	300 bp —	(32,889,225)
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	BB–/P	1,226	6,000	2,344	5/11/63	500 bp —	(1,112)
Index						Monthly
CMBX NA BB.6	BB–/P	397,626	3,556,000	1,388,974	5/11/63	500 bp —	(987,890)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,426	173,000	38,285	5/11/63	300 bp —	(25,758)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,449	196,000	43,375	5/11/63	300 bp —	(28,812)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,434	550,000	121,715	5/11/63	300 bp —	(72,960)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,265	977,000	216,210	5/11/63	300 bp —	(144,375)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	75,400	1,173,000	259,585	5/11/63	300 bp —	(183,501)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	166,585	2,184,000	483,319	5/11/63	300 bp —	(315,460)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	231,978	2,564,000	567,413	5/11/63	300 bp —	(333,939)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,679,134	41,204,000	9,118,445	5/11/63	300 bp —	(5,415,276)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(2,272)	296,000	31,198	5/11/63	200 bp —	(33,355)
Index						Monthly
CMBX NA A.6	A/P	36,348	469,000	49,433	5/11/63	200 bp —	(13,085)
Index						Monthly
CMBX NA BB.6	BB–/P	5,423	30,000	11,718	5/11/63	500 bp —	(6,266)
Index						Monthly
CMBX NA BB.6	BB–/P	63,456	522,000	203,893	5/11/63	500 bp —	(139,930)
Index						Monthly
CMBX NA BB.6	BB–/P	548,361	2,233,000	872,210	5/11/63	500 bp —	(321,677)
Index						Monthly
CMBX NA BB.6	BB–/P	1,100,225	4,465,000	1,744,029	5/11/63	500 bp —	(639,463)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,506	30,000	6,639	5/11/63	300 bp —	(4,116)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,130	64,000	14,163	5/11/63	300 bp —	(8,996)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,394	72,000	15,934	5/11/63	300 bp —	(10,498)
Index						Monthly

Diversified Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$26,126	$356,000	$78,783	5/11/63	300 bp —	$(52,450)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,534	2,369,000	524,260	5/11/63	300 bp —	(367,344)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	157,194	2,381,000	526,915	5/11/63	300 bp —	(368,333)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,309,656	185,807,000	41,119,089	5/11/63	300 bp —	(28,701,045)
Index						Monthly
Upfront premium received		83,933,320	Unrealized appreciation				4,770
Upfront premium (paid)		(2,272)	Unrealized (depreciation)				(153,872,368)
Total		$83,931,048	Total				$(153,867,598)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$2,540	$296,000	$31,198	5/11/63	(200 bp) —	$33,623
					Monthly
CMBX NA BB.10 Index	(166,877)	1,599,000	737,459	11/17/59	(500 bp) —	569,027
					Monthly
CMBX NA BB.10 Index	(138,486)	1,263,000	582,496	11/17/59	(500 bp) —	442,782
					Monthly
CMBX NA BB.11 Index	(598,827)	4,622,000	2,219,484	11/18/54	(500 bp) —	1,616,163
					Monthly
CMBX NA BB.11 Index	(158,925)	1,686,000	809,617	11/18/54	(500 bp) —	649,052
					Monthly
CMBX NA BB.11 Index	(69,512)	1,340,000	643,468	11/18/54	(500 bp) —	572,653
					Monthly
CMBX NA BB.11 Index	(68,351)	1,340,000	643,468	11/18/54	(500 bp) —	573,815
					Monthly
CMBX NA BB.11 Index	(45,097)	656,000	315,011	11/18/54	(500 bp) —	269,276
					Monthly
CMBX NA BB.11 Index	(11,409)	158,000	75,872	11/18/54	(500 bp) —	64,309
					Monthly
CMBX NA BB.12 Index	(96,121)	1,120,000	550,592	8/17/61	(500 bp) —	453,382
					Monthly
CMBX NA BB.12 Index	(96,121)	1,120,000	550,592	8/17/61	(500 bp) —	453,382
					Monthly

98 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(13,907)	$112,000	$53,290	10/17/57	(500 bp) —	$39,275
					Monthly
CMBX NA BB.8 Index	(176)	1,000	476	10/17/57	(500 bp) —	299
					Monthly
CMBX NA BB.9 Index	(2,875,393)	27,857,000	11,098,229	9/17/58	(500 bp) —	8,195,752
					Monthly
CMBX NA BB.9 Index	(210,270)	3,259,000	1,298,386	9/17/58	(500 bp) —	1,084,947
					Monthly
CMBX NA BB.9 Index	(125,133)	3,104,000	1,236,634	9/17/58	(500 bp) —	1,108,482
					Monthly
CMBX NA BB.9 Index	(52,793)	1,345,000	535,848	9/17/58	(500 bp) —	481,748
					Monthly
CMBX NA BB.9 Index	(45,931)	1,267,000	504,773	9/17/58	(500 bp) —	457,610
					Monthly
CMBX NA BB.9 Index	(9,097)	141,000	56,174	9/17/58	(500 bp) —	46,940
					Monthly
CMBX NA BBB–.7 Index	(212)	42,000	7,594	1/17/47	(300 bp) —	7,357
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	1,616,045	11/17/59	(500 bp) —	1,145,121
					Monthly
CMBX NA BB.10 Index	(415,378)	3,493,000	1,610,972	11/17/59	(500 bp) —	1,192,198
					Monthly
CMBX NA BB.10 Index	(227,964)	1,834,000	845,841	11/17/59	(500 bp) —	616,094
					Monthly
CMBX NA BB.8 Index	(350)	2,000	952	10/17/57	(500 bp) —	599
					Monthly
CMBX NA BB.9 Index	(2,404,623)	23,987,000	9,556,421	9/17/58	(500 bp) —	7,128,477
					Monthly
CMBX NA BBB–.7 Index	(83,041)	1,059,000	191,467	1/17/47	(300 bp) —	107,808
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(605)	4,000	1,342	1/17/47	(500 bp) —	733
					Monthly
CMBX NA BB.12 Index	(272,051)	743,000	365,259	8/17/61	(500 bp) —	92,485
					Monthly
CMBX NA BB.7 Index	(349,448)	1,721,000	577,568	1/17/47	(500 bp) —	226,446
					Monthly
CMBX NA BB.7 Index	(224,362)	1,229,000	412,452	1/17/47	(500 bp) —	186,895
					Monthly
CMBX NA BB.7 Index	(17,367)	106,000	35,574	1/17/47	(500 bp) —	18,103
					Monthly
CMBX NA BB.8 Index	(4,192)	37,000	17,605	10/17/57	(500 bp) —	13,377
					Monthly
CMBX NA BB.9 Index	(356,757)	2,241,000	892,814	9/17/58	(500 bp) —	533,880
					Monthly

Diversified Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(41,245)	$1,062,000	$423,101	9/17/58	(500 bp) —	$380,823
					Monthly
CMBX NA BB.9 Index	(164,938)	1,044,000	415,930	9/17/58	(500 bp) —	249,977
					Monthly
CMBX NA BB.9 Index	(166,438)	1,042,000	415,133	9/17/58	(500 bp) —	247,682
					Monthly
CMBX NA BB.9 Index	(2,380)	20,000	7,968	9/17/58	(500 bp) —	5,569
					Monthly
CMBX NA BB.9 Index	(2,155)	20,000	7,968	9/17/58	(500 bp) —	5,793
					Monthly
CMBX NA BB.9 Index	(2,407)	20,000	7,968	9/17/58	(500 bp) —	5,542
					Monthly
CMBX NA BBB–.7 Index	(410,020)	5,000,000	904,000	1/17/47	(300 bp) —	491,063
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(161,892)	2,197,000	1,054,999	11/18/54	(500 bp) —	890,972
					Monthly
CMBX NA BB.11 Index	(125,981)	1,848,000	887,410	11/18/54	(500 bp) —	759,632
					Monthly
CMBX NA BB.11 Index	(65,455)	1,293,000	620,899	11/18/54	(500 bp) —	554,186
					Monthly
CMBX NA BB.11 Index	(83,987)	1,232,000	591,606	11/18/54	(500 bp) —	506,421
					Monthly
CMBX NA BB.11 Index	(63,246)	1,119,000	537,344	11/18/54	(500 bp) —	473,010
					Monthly
CMBX NA BB.11 Index	(5,729)	53,000	25,451	11/18/54	(500 bp) —	19,670
					Monthly
CMBX NA BB.11 Index	(3,087)	31,000	14,886	11/18/54	(500 bp) —	11,769
					Monthly
CMBX NA BB.11 Index	(2,984)	30,000	14,406	11/18/54	(500 bp) —	11,393
					Monthly
CMBX NA BB.11 Index	(2,670)	26,000	12,485	11/18/54	(500 bp) —	9,790
					Monthly
CMBX NA BB.12 Index	(319,886)	3,508,000	1,724,533	8/17/61	(500 bp) —	1,401,236
					Monthly
CMBX NA BB.12 Index	(52,522)	567,000	278,737	8/17/61	(500 bp) —	225,664
					Monthly
CMBX NA BB.6 Index	(1,194,928)	2,612,000	1,020,247	5/11/63	(500 bp) —	(177,221)
					Monthly
CMBX NA BB.6 Index	(58,622)	411,000	160,537	5/11/63	(500 bp) —	101,515
					Monthly
CMBX NA BB.7 Index	(3,000,610)	23,711,000	7,957,412	1/17/47	(500 bp) —	4,933,749
					Monthly
CMBX NA BB.9 Index	(503,334)	3,189,000	1,270,498	9/17/58	(500 bp) —	764,063
					Monthly
CMBX NA BB.9 Index	(358,651)	2,534,000	1,009,546	9/17/58	(500 bp) —	648,431
					Monthly

100 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.9 Index	$(84,624)	$1,998,000	$796,003	9/17/58	(500 bp) —	$709,436
					Monthly
CMBX NA BB.9 Index	(248,369)	1,592,000	634,253	9/17/58	(500 bp) —	384,336
					Monthly
CMBX NA BB.9 Index	(90,406)	1,568,000	624,691	9/17/58	(500 bp) —	532,760
					Monthly
CMBX NA BB.9 Index	(220,460)	1,561,000	621,902	9/17/58	(500 bp) —	399,925
					Monthly
CMBX NA BB.9 Index	(50,440)	1,119,000	445,810	9/17/58	(500 bp) —	394,282
					Monthly
CMBX NA BB.9 Index	(45,843)	299,000	119,122	9/17/58	(500 bp) —	72,987
					Monthly
CMBX NA BBB–.6 Index	(2,684,509)	10,915,000	2,415,490	5/11/63	(300 bp) —	(275,387)
					Monthly
CMBX NA BBB–.7 Index	(723,701)	19,073,000	3,448,398	1/17/47	(300 bp) —	2,713,572
					Monthly
CMBX NA BBB–.7 Index	(77,814)	1,645,000	297,416	1/17/47	(300 bp) —	218,642
					Monthly
CMBX NA BBB–.7 Index	(47,118)	1,298,000	234,678	1/17/47	(300 bp) —	186,802
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(181,851)	3,196,000	1,473,995	11/17/59	(500 bp) —	1,289,038
					Monthly
CMBX NA BB.11 Index	(156,797)	2,925,000	1,404,585	11/18/54	(500 bp) —	1,244,944
					Monthly
CMBX NA BB.11 Index	(3,008)	30,000	14,406	11/18/54	(500 bp) —	11,369
					Monthly
CMBX NA BB.7 Index	(9,888)	57,000	19,129	1/17/47	(500 bp) —	9,185
					Monthly
CMBX NA BB.9 Index	(1,078,954)	27,696,000	11,034,086	9/17/58	(500 bp) —	9,928,206
					Monthly
CMBX NA BBB–.7 Index	(89,077)	1,087,000	196,530	1/17/47	(300 bp) —	106,819
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,132)	70,000	12,656	1/17/47	(300 bp) —	5,483
					Monthly
CMBX NA BB.10 Index	(167,698)	1,599,000	737,459	11/17/59	(500 bp) —	568,206
					Monthly
CMBX NA BB.11 Index	(4,288)	45,000	21,609	11/18/54	(500 bp) —	17,277
					Monthly
CMBX NA BB.11 Index	(3,535)	36,000	17,287	11/18/54	(500 bp) —	13,717
					Monthly
CMBX NA BB.12 Index	(125,112)	2,369,000	1,164,600	8/17/61	(500 bp) —	1,037,185
					Monthly
CMBX NA BB.12 Index	(111,821)	1,564,000	768,862	8/17/61	(500 bp) —	655,521
					Monthly

Diversified Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.12 Index	$(76,301)	$1,045,000	$513,722	8/17/61	(500 bp) —	$436,404
					Monthly
CMBX NA BB.12 Index	(65,821)	933,000	458,663	8/17/61	(500 bp) —	391,935
					Monthly
CMBX NA BB.12 Index	(22,625)	277,000	136,173	9/17/58	(500 bp) —	113,278
					Monthly
CMBX NA BB.7 Index	(627,449)	3,120,000	1,047,072	1/17/47	(500 bp) —	416,590
					Monthly
CMBX NA BB.7 Index	(372,184)	1,989,000	667,508	1/17/47	(500 bp) —	293,391
					Monthly
CMBX NA BB.7 Index	(223,682)	1,160,000	389,296	1/17/47	(500 bp) —	164,487
					Monthly
CMBX NA BB.7 Index	(158,631)	786,000	263,782	1/17/47	(500 bp) —	104,387
					Monthly
CMBX NA BB.9 Index	(83,998)	2,381,000	948,590	9/17/58	(500 bp) —	862,277
					Monthly
CMBX NA BB.9 Index	(318,081)	2,115,000	842,616	9/17/58	(500 bp) —	522,479
					Monthly
CMBX NA BB.9 Index	(255,968)	1,923,000	766,123	9/17/58	(500 bp) —	508,285
					Monthly
CMBX NA BB.9 Index	(258,098)	1,900,000	756,960	9/17/58	(500 bp) —	497,016
					Monthly
CMBX NA BB.9 Index	(268,247)	1,862,000	741,821	9/17/58	(500 bp) —	471,764
					Monthly
CMBX NA BB.9 Index	(250,750)	1,834,000	730,666	9/17/58	(500 bp) —	478,133
					Monthly
CMBX NA BB.9 Index	(273,099)	1,810,000	721,104	9/17/58	(500 bp) —	446,245
					Monthly
CMBX NA BB.9 Index	(273,908)	1,760,000	701,184	9/17/58	(500 bp) —	425,565
					Monthly
CMBX NA BB.9 Index	(61,945)	1,541,000	613,934	9/17/58	(500 bp) —	550,491
					Monthly
CMBX NA BB.9 Index	(54,571)	1,101,000	438,638	9/17/58	(500 bp) —	382,997
					Monthly
CMBX NA BB.9 Index	(67,339)	1,094,000	435,850	9/17/58	(500 bp) —	367,448
					Monthly
CMBX NA BB.9 Index	(39,523)	1,011,000	402,782	9/17/58	(500 bp) —	362,276
					Monthly
CMBX NA BB.9 Index	(57,696)	949,000	378,082	9/17/58	(500 bp) —	319,463
					Monthly
CMBX NA BB.9 Index	(58,369)	949,000	378,082	9/17/58	(500 bp) —	318,790
					Monthly
CMBX NA BB.9 Index	(134,108)	886,000	352,982	9/17/58	(500 bp) —	218,014
					Monthly
CMBX NA BB.9 Index	(134,108)	886,000	352,982	9/17/58	(500 bp) —	218,014
					Monthly

102 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(42,227)	$782,000	$311,549	9/17/58	(500 bp) —	$268,561
					Monthly
CMBX NA BB.9 Index	(10,443)	139,000	55,378	9/17/58	(500 bp) —	44,799
					Monthly
CMBX NA BB.9 Index	(5,627)	64,000	25,498	9/17/58	(500 bp) —	19,809
					Monthly
CMBX NA BB.9 Index	(5,302)	62,000	24,701	9/17/58	(500 bp) —	19,338
					Monthly
CMBX NA BB.9 Index	(4,850)	40,000	15,936	9/17/58	(500 bp) —	11,047
					Monthly
CMBX NA BB.9 Index	(2,425)	20,000	7,968	9/17/58	(500 bp) —	5,524
					Monthly
CMBX NA BBB–.7 Index	(187,305)	2,950,000	533,360	1/17/47	(300 bp) —	344,340
					Monthly
Upfront premium received	2,540	Unrealized appreciation				71,162,879
Upfront premium (paid)	(27,006,584)	Unrealized (depreciation)				(452,608)
Total	$(27,004,044)	Total				$70,710,271

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Diversified Income Trust 103

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Energy	$—	$—	$—
Total common stocks	—	—	—
Asset-backed securities	—	27,579,887	—
Convertible bonds and notes	—	154,212,196	—
Corporate bonds and notes	—	630,014,883	—
Foreign government and agency bonds and notes	—	344,747,373	—
Mortgage-backed securities	—	1,132,221,777	—
Purchased options outstanding	—	45,430,263	—
Purchased swap options outstanding	—	141,667,699	—
Senior loans	—	57,902,192	—
U.S. government and agency mortgage obligations	—	4,187,614,849	—
U.S. treasury obligations	—	24,786,801	—
Warrants	—	—	74,331
Short-term investments	389,116,627	739,497,640	—
Totals by level	$389,116,627	$7,485,675,560	$74,331

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,825,745	$—
Futures contracts	7,796,401	—	—
Written options outstanding	—	(6,242,821)	—
Written swap options outstanding	—	(150,222,688)	—
Forward premium swap option contracts	—	79,312,291	—
TBA sale commitments	—	(3,767,063,482)	—
Interest rate swap contracts	—	(154,285,950)	—
Total return swap contracts	—	(30,030,912)	—
Credit default contracts	—	(140,084,331)	—
Totals by level	$7,796,401	$(4,166,792,148)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

104 Diversified Income Trust

Statement of assets and liabilities 3/31/20 (Unaudited)
ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $7,895,390,607)	$7,589,595,891
Affiliated issuers (identified cost $285,270,627) (Note 5)	285,270,627
Cash	20,031,342
Foreign currency (cost $391,894) (Note 1)	387,991
Interest and other receivables	30,966,075
Receivable for shares of the fund sold	8,837,785
Receivable for investments sold	15,214,368
Receivable for sales of TBA securities (Note 1)	2,376,640,737
Receivable for variation margin on futures contracts (Note 1)	369,581
Receivable for variation margin on centrally cleared swap contracts (Note 1)	30,225,506
Unrealized appreciation on forward currency contracts (Note 1)	54,976,035
Unrealized appreciation on forward premium swap option contracts (Note 1)	170,671,245
Unrealized appreciation on OTC swap contracts (Note 1)	75,320,482
Premium paid on OTC swap contracts (Note 1)	27,008,856
Prepaid assets	100,511
Total assets	10,685,617,032

LIABILITIES
Payable for investments purchased	19,086,080
Payable for purchases of delayed delivery securities (Note 1)	5,481,579
Payable for purchases of TBA securities (Note 1)	2,786,758,842
Payable for shares of the fund repurchased	25,702,926
Payable for compensation of Manager (Note 2)	1,756,711
Payable for custodian fees (Note 2)	396,806
Payable for investor servicing fees (Note 2)	985,608
Payable for Trustee compensation and expenses (Note 2)	792,110
Payable for administrative services (Note 2)	7,187
Payable for distribution fees (Note 2)	1,062,849
Payable for variation margin on futures contracts (Note 1)	1,153,361
Payable for variation margin on centrally cleared swap contracts (Note 1)	31,205,319
Unrealized depreciation on forward currency contracts (Note 1)	53,150,290
Unrealized depreciation on forward premium swap option contracts (Note 1)	91,358,954
Written options outstanding, at value (premiums $116,017,143) (Note 1)	156,465,509
TBA sale commitments, at value (proceeds receivable $3,699,434,883) (Note 1)	3,767,063,482
Unrealized depreciation on OTC swap contracts (Note 1)	162,230,750
Premium received on OTC swap contracts (Note 1)	83,935,860
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	131,856,882
Other accrued expenses	529,412
Total liabilities	7,320,980,517

Net assets	$3,364,636,515

(Continued on next page)

Diversified Income Trust 105

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,959,981,409
Total distributable earnings (Note 1)	(1,595,344,894)
Total — Representing net assets applicable to capital shares outstanding	$3,364,636,515

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($879,040,368 divided by 144,934,720 shares)	$6.07
Offering price per class A share (100/96.00 of $6.07)*	$6.32
Net asset value and offering price per class B share ($14,871,640 divided by 2,483,052 shares)**	$5.99
Net asset value and offering price per class C share ($376,062,379 divided by 63,334,137 shares)**	$5.94
Net asset value and redemption price per class M share
($82,660,159 divided by 13,940,927 shares)	$5.93
Offering price per class M share (100/96.75 of $5.93)†	$6.13
Net asset value, offering price and redemption price per class R share
($2,105,858 divided by 352,525 shares)	$5.97
Net asset value, offering price and redemption price per class R6 share
($20,200,589 divided by 3,368,155 shares)	$6.00
Net asset value, offering price and redemption price per class Y share
($1,989,695,522 divided by 331,814,331 shares)	$6.00

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

106 Diversified Income Trust

Statement of operations Six months ended 3/31/20 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $2,172,683 from investments in affiliated issuers) (Note 5)	$102,512,352
Total investment income	102,512,352

EXPENSES
Compensation of Manager (Note 2)	11,575,798
Investor servicing fees (Note 2)	2,971,575
Custodian fees (Note 2)	235,008
Trustee compensation and expenses (Note 2)	76,557
Distribution fees (Note 2)	4,025,859
Administrative services (Note 2)	69,382
Other	711,850
Total expenses	19,666,029

Expense reduction (Note 2)	(3,416)
Net expenses	19,662,613

Net investment income	82,849,739

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	53,178,872
Foreign currency transactions (Note 1)	173,498
Forward currency contracts (Note 1)	(11,884,552)
Futures contracts (Note 1)	5,442,738
Swap contracts (Note 1)	9,322,167
Written options (Note 1)	4,950,120
Total net realized gain	61,182,843

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(339,937,440)
Assets and liabilities in foreign currencies	337,545
Forward currency contracts	3,380,401
Futures contracts	11,651,664
Swap contracts	(246,787,749)
Written options	(48,788,489)
Total change in net unrealized depreciation	(620,144,068)

Net loss on investments	(558,961,225)

Net decrease in net assets resulting from operations	$(476,111,486)

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 107

Statement of changes in net assets
DECREASE IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$82,849,739	$174,662,374
Net realized gain (loss) on investments
and foreign currency transactions	61,182,843	(81,715,960)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(620,144,068)	102,352,778
Net increase (decrease) in net assets resulting
from operations	(476,111,486)	195,299,192
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(21,591,854)	(50,747,095)
Class B	(302,597)	(877,836)
Class C	(7,653,234)	(20,466,799)
Class M	(1,944,975)	(4,927,142)
Class R	(45,346)	(109,563)
Class R6	(433,124)	(772,371)
Class Y	(55,436,328)	(114,392,908)
Decrease from capital share transactions (Note 4)	(346,519,141)	(448,810,918)
Total decrease in net assets	(910,038,085)	(445,805,440)

NET ASSETS
Beginning of period	4,274,674,600	4,720,480,040
End of period	$3,364,636,515	$4,274,674,600

* Unaudited.

The accompanying notes are an integral part of these financial statements.

108 Diversified Income Trust

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Diversified Income Trust 109

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
March 31, 2020 **	$6.99	.13	(.91)	(.78)	(.14)	(.14)	$6.07	(11.41)*	$879,040	.49*	1.87*	524*
September 30, 2019	6.96	.28	.06	.34	(.31)	(.31)	6.99	5.00	1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	(.38)	6.96	3.81	1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	(.40)	7.07	9.04	1,210,996.99		4.54	937
September 30, 2016	7.08	.37	(.22)	.15	(.37)	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835
September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	(.34)	7.08	(6.16)	1,834,125.97		4.22	725
Class B
March 31, 2020 **	$6.91	.10	(.91)	(.81)	(.11)	(.11)	$5.99	(11.86)*	$14,872	.86*	1.46*	524*
September 30, 2019	6.88	.23	.05	.28	(.25)	(.25)	6.91	4.26	19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	(.32)	6.88	3.05	29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	(.34)	6.99	8.17	43,182	1.74	3.79	937
September 30, 2016	7.01	.32	(.22)	.10	(.32)	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835
September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	(.28)	7.01	(6.81)	67,948	1.72	3.47	725
Class C
March 31, 2020 **	$6.85	.10	(.90)	(.80)	(.11)	(.11)	$5.94	(11.82)*	$376,062	.86*	1.51*	524*
September 30, 2019	6.82	.22	.07	.29	(.26)	(.26)	6.85	4.31	484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	(.33)	6.82	3.00	600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	(.34)	6.94	8.07	607,113	1.74	3.80	937
September 30, 2016	6.96	.32	(.21)	.11	(.32)	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835
September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	(.28)	6.96	(6.85)	954,682	1.72	3.48	725
Class M
March 31, 2020 **	$6.84	.12	(.90)	(.78)	(.13)	(.13)	$5.93	(11.60)*	$82,660	.61*	1.70 *	524*
September 30, 2019	6.82	.25	.06	.31	(.29)	(.29)	6.84	4.75	111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	(.36)	6.82	3.53	118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	(.38)	6.94	8.67	129,640	1.24	4.26	937
September 30, 2016	6.97	.35	(.22)	.13	(.35)	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835
September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	(.32)	6.97	(6.37)	163,795	1.22	3.95	725
Class R
March 31, 2020 **	$6.89	.12	(.91)	(.79)	(.13)	(.13)	$5.97	(11.67)*	$2,106	.61*	1.74*	524*
September 30, 2019	6.87	.25	.06	.31	(.29)	(.29)	6.89	4.70	2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	(.36)	6.87	3.64	2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	(.38)	6.98	8.74	2,559	1.24	4.29	937
September 30, 2016	7.00	.35	(.22)	.13	(.35)	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835
September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	(.31)	7.00	(6.38)	3,786	1.22	3.98	725

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

110 Diversified Income Trust	Diversified Income Trust 111

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R6
March 31, 2020 **	$6.92	.14	(.91)	(.77)	(.15)	(.15)	$6.00	(11.37)*	$20,201	.32*	2.07*	524*
September 30, 2019	6.89	.30	.06	.36	(.33)	(.33)	6.92	5.42	17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	(.40)	6.89	4.20	14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	(.42)	7.00	9.34	11,032.65		4.90	937
September 30, 2016	7.02	.40	(.23)	.17	(.39)	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835
September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	(.36)	7.02	(5.79)	10,357.63		4.58	725
Class Y
March 31, 2020 **	$6.91	.14	(.90)	(.76)	(.15)	(.15)	$6.00	(11.29)*	$1,989,696	.36*	2.03*	524*
September 30, 2019	6.88	.29	.06	.35	(.32)	(.32)	6.91	5.30	2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	(.39)	6.88	3.95	2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	(.41)	7.00	9.24	1,592,134.74		4.79	937
September 30, 2016	7.01	.39	(.22)	.17	(.38)	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	(.36)	7.01	(5.94)	2,219,013.72		4.50	725

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

112 Diversified Income Trust	Diversified Income Trust 113

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares (excluding those purchased from Japanese distributors) were converted to class A shares and are no longer able to be purchased. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvest-ment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

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Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

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Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $99,321,706 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

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clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

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the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

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to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $130,335,362 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $142,437,433 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$685,290,484	$242,111,805	$927,402,289

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,507,096,567, resulting in gross unrealized appreciation and depreciation of $698,487,920 and $1,489,713,716, respectively, or net unrealized depreciation of $791,225,796.

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Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.269% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Diversified Income Trust 121

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$753,116	Class R	1,642
Class B	12,756	Class R6	4,991
Class C	319,503	Class Y	1,810,052
Class M	69,515	Total	$2,971,575

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,416 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,056, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,361,984
Class B	1.00%	1.00%	92,401
Class C	1.00%	1.00%	2,313,864
Class M	1.00%	0.50%	251,673
Class R	1.00%	0.50%	5,937
Total			$4,025,859

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $63,628 and $8 from the sale of class A and class M shares, respectively, and received $1,791 and $453 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $308 on class A redemptions.

122 Diversified Income Trust

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$25,870,566,361	$27,582,909,749
U.S. government securities (Long-term)	—	—
Total	$25,870,566,361	$27,582,909,749

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	17,981,776	$125,970,159	33,296,954	$229,294,508
Shares issued in connection with
reinvestment of distributions	2,868,863	19,765,362	6,787,200	46,621,920
	20,850,639	145,735,521	40,084,154	275,916,428
Shares repurchased	(34,575,729)	(233,297,249)	(67,237,251)	(460,794,363)
Net decrease	(13,725,090)	$(87,561,728)	(27,153,097)	$(184,877,935)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	45,874	$310,063	130,303	$881,848
Shares issued in connection with
reinvestment of distributions	39,864	271,327	115,614	784,429
	85,738	581,390	245,917	1,666,277
Shares repurchased	(487,237)	(3,314,829)	(1,642,658)	(11,166,903)
Net decrease	(401,499)	$(2,733,439)	(1,396,741)	$(9,500,626)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	4,002,507	$27,520,565	8,630,911	$58,090,334
Shares issued in connection with
reinvestment of distributions	995,005	6,712,653	2,684,665	18,061,559
	4,997,512	34,233,218	11,315,576	76,151,893
Shares repurchased	(12,435,179)	(83,447,505)	(28,567,497)	(192,427,698)
Net decrease	(7,437,667)	$(49,214,287)	(17,251,921)	$(116,275,805)

Diversified Income Trust 123

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	13,364	$91,541	163,220	$1,094,815
Shares issued in connection with
reinvestment of distributions	11,888	81,315	85,287	573,484
	25,252	172,856	248,507	1,668,299
Shares repurchased	(2,450,540)	(16,790,523)	(1,273,084)	(8,560,112)
Net decrease	(2,425,288)	$(16,617,667)	(1,024,577)	$(6,891,813)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	42,388	$287,248	126,225	$835,680
Shares issued in connection with
reinvestment of distributions	6,516	44,177	14,490	98,171
	48,904	331,425	140,715	933,851
Shares repurchased	(48,049)	(331,871)	(139,203)	(943,069)
Net increase (decrease)	855	$(446)	1,512	$(9,218)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,716,983	$11,904,526	820,265	$5,561,116
Shares issued in connection with
reinvestment of distributions	60,684	411,580	113,536	772,215
	1,777,667	12,316,106	933,801	6,333,331
Shares repurchased	(901,792)	(6,141,366)	(596,757)	(4,068,953)
Net increase	875,875	$6,174,740	337,044	$2,264,378

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	89,453,137	$618,460,006	179,084,930	$1,216,257,690
Shares issued in connection with
reinvestment of distributions	6,808,297	46,379,733	13,964,796	94,887,383
	96,261,434	664,839,739	193,049,726	1,311,145,073
Shares repurchased	(130,239,838)	(861,406,053)	(213,916,599)	(1,444,664,972)
Net decrease	(33,978,404)	$(196,566,314)	(20,866,873)	$(133,519,899)

124 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Short Term
Investment Fund**	$257,136,539	$546,950,686	$518,816,598	$2,172,683	$285,270,627
Total Short-term
investments	$257,136,539	$546,950,686	$518,816,598	$2,172,683	$285,270,627

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Diversified Income Trust 125

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,807,100,000
Purchased currency option contracts (contract amount)	$517,500,000
Purchased swap option contracts (contract amount)	$8,967,800,000
Written TBA commitment option contracts (contract amount)	$1,966,100,000
Written currency option contracts (contract amount)	$231,100,000
Written swap option contracts (contract amount)	$5,333,400,000
Futures contracts (number of contracts)	9,000
Forward currency contracts (contract amount)	$2,703,900,000
Centrally cleared interest rate swap contracts (notional)	$15,875,700,000
OTC total return swap contracts (notional)	$242,800,000
Centrally cleared total return swap contracts (notional)	$1,601,100,000
OTC credit default contracts (notional)	$1,261,000,000
Centrally cleared credit default contracts (notional)	$21,300,000
Warrants (number of warrants)	32,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$97,714,315	Payables	$237,798,646
Foreign exchange
contracts	Investments, Receivables	60,822,479	Payables	56,565,936
Equity contracts	Investments	74,331	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	674,313,003*	Unrealized depreciation	743,319,518*
Total		$832,924,128		$1,037,684,100

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

126 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$33,956,701	$33,956,701
Foreign exchange contracts	(1,665,077)	—	(11,884,552)	—	$(13,549,629)
Interest rate contracts	85,333,220	5,442,738	—	(24,634,534)	$66,141,424
Total	$83,668,143	$5,442,738	$(11,884,552)	$9,322,167	$86,548,496

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(103,970,825)	$(103,970,825)
Foreign exchange
contracts	—	(2,131,997)	—	3,380,401	—	$1,248,404
Interest
rate contracts	—	63,533,802	11,651,664	—	(142,816,924)	$(67,631,458)
Total	$—	$61,401,805	$11,651,664	$3,380,401	$(246,787,749)	$(170,353,879)

Diversified Income Trust 127

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$28,557,657	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$28,557,657
OTC Total return
swap contracts*#	—	1,028,103	—	—	—	—	579,813	2,996	1,204,565	—	299,256	1,038,100	—	—	—	—	—	—	—	—	4,152,833
Centrally cleared total
return swap contracts§	—	—	1,667,849	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,667,849
OTC Credit default
contracts — protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	21,899,972	13,789,169	—	4,472,733	—	—	26,748,503	14,109,136	16,694,802	—	—	—	—	—	—	97,714,315
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	369,581	—	—	—	—	—	—	—	—	369,581
Forward currency
contracts #	5,579,472	2,282,185	—	—	4,538,945	—	1,095,540	—	7,147,600	4,191,626	5,835,101	—	—	—	1,644,695	13,956,824	2,426,435	6,017,488	—	260,124	54,976,035
Forward premium swap
option contracts #	21,580,079	2,294,105	—	—	21,653,370	—	—	—	21,483,704	—	66,843,440	—	—	28,129,093	—	—	—	8,687,454	—	—	170,671,245
Purchased swap
options **#	3,078	—	—	—	16,988,139	—	—	—	10,034,225	—	29,184,506	—	—	73,266,741	—	—	1,155,553	11,035,457	—	—	141,667,699
Purchased options **#	2,006,782	70	—	—	1,767,094	—	—	—	2,069,579	—	39,583,819	—	—	—	—	—	—	2,919	—	—	45,430,263
Repurchase agreements **	—	—	—	—	—	97,350,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	97,350,000
Total Assets	$29,169,411	$5,604,463	$30,225,506	$—	$44,947,548	$119,249,972	$15,464,522	$2,996	$46,412,406	$4,191,626	$141,746,122	$28,156,184	$14,109,136	$118,090,636	$1,644,695	$13,956,824	$3,581,988	$25,743,318	$—	$260,124	$642,557,477
Liabilities:
Centrally cleared interest
rate swap contracts§	$—	$—	$28,678,438	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$28,678,438
OTC Total return
swap contracts*#	109,982	1,420,364	—	—	9,693	—	3,181,457	47,738	2,756,464	—	266,173	113,903	—	—	—	—	—	—	—	—	7,905,774
Centrally cleared total
return swap contracts§	—	—	2,526,881	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,526,881
OTC Credit default
contracts — protection
sold*#	1,607,701	—	—	—	—	45,524,786	54,539,744	113,228	27,610,591	—	—	51,115,351	12,207,606	45,079,639	—	—	—	—	—	—	237,798,646
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	1,153,361	—	—	—	—	—	—	—	—	1,153,361
Forward currency
contracts #	7,924,049	2,894,442	—	—	2,714,738	—	2,308,980	—	8,734,613	2,409,181	9,246,580	—	—	—	5,312,320	6,121,912	538,050	4,053,561	—	891,864	53,150,290

128 Diversified Income Trust	Diversified Income Trust 129

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Forward premium swap
option contracts #	$6,566,661	$870,347	$—	$—	$7,484,829	$—	$—	$—	$7,856,929	$—	$42,472,813	$—	$—	$17,460,277	$—	$—	$—	$8,647,098	$—	$—	$91,358,954
Written swap options #	227	—	—	—	19,670,546	—	—	—	6,054,383	—	27,662,984	—	—	79,271,725	—	—	1,977,920	15,584,903	—	—	150,222,688
Written options #	1,108,768	—	—	—	925,798	—	—	—	1,381,080	—	2,827,175	—	—	—	—	—	—	—	—	—	6,242,821
Total Liabilities	$17,317,388	$5,185,153	$31,205,319	$—	$30,805,604	$45,524,786	$60,030,181	$160,966	$54,394,060	$2,409,181	$82,475,725	$52,382,615	$12,207,606	$141,811,641	$5,312,320	$6,121,912	$2,515,970	$28,285,562	$—	$891,864	$579,037,853
Total Financial and
Derivative Net Assets	$11,852,023	$419,310	$(979,813)	$—	$14,141,944	$73,725,186	$(44,565,659)	$(157,970)	$(7,981,654)	$1,782,445	$59,270,397	$(24,226,431)	$1,901,530	$(23,721,005)	$(3,667,625)	$7,834,912	$1,066,018	$(2,542,244)	$—	$(631,740)	$63,519,624
Total collateral received
(pledged)†##	$11,852,023	$419,310	$—	$—	$14,066,000	$73,725,186	$(44,565,659)	$(143,000)	$(7,981,654)	$1,782,445	$59,270,397	$(24,226,431)	$1,901,530	$(23,721,005)	$(3,667,625)	$7,834,912	$1,066,018	$(2,542,244)	$—	$—
Net amount	$—	$—	$(979,813)	$—	$75,944	$—	$—	$(14,970)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(631,740)
Controlled collateral
received (including
TBA commitments)**	$14,057,125	$724,931	$—	$7,289,000	$14,066,000	$—	$—	$—	$—	$2,386,954	$81,002,000	$—	$1,960,101	$—	$—	$9,050,603	$1,149,000	$—	$171,168	$—	$131,856,882
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$99,321,706	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$99,321,706
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$(24,698,012)	$(46,863,687)	$(143,000)	$(9,109,366)	$—	$—	$(74,504,196)	$—	$(28,238,289)	$(3,857,450)	$—	$—	$(3,202,329)	$—	$—	$(190,616,329)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $9,232,501 and $80,308,702, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 11: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

130 Diversified Income Trust	Diversified Income Trust 131

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

132 Diversified Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
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SA028 320763 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020